SL GREEN
REALTY CORP.

SECOND QUARTER 2017
SUPPLEMENTAL DATA

June 30, 2017

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

As of June 30, 2017, the Company held interests in 119 Manhattan buildings totaling 47.4 million square feet. This included ownership interests in 27.5 million square feet of Manhattan buildings and debt and preferred equity investments secured by 19.9 million square feet of buildings. In addition, the Company held ownership interests in 29 suburban buildings totaling 4.6 million square feet in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•
SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s internet site.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

SLG Interest
We highlight to investors that 'SLG Share' or 'Share of JV' is computed by multiplying each financial statement line items by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.

Forward-looking Statement
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2017 that will be released on Form 10-Q to be filed on or before August 9, 2017.

Supplemental Information	2	Second Quarter 2017

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	19

Selected Financial Data	20	-	23

Debt Summary Schedule	24	-	26

Summary of Ground Lease Arrangements	27

Debt and Preferred Equity Investments	28	-	30

Selected Property Data
Composition of Property Portfolio	31	-	38
Largest Tenants	39
Tenant Diversification	40
Leasing Activity Summary	41	-	44
Annual Lease Expirations	45	-	47

Summary of Real Estate Acquisition/Disposition Activity	48	-	52

Corporate Information	53

Non-GAAP Disclosures and Reconciliations	54

Analyst Coverage	57

Supplemental Information	3	Second Quarter 2017

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.
Debt service coverage - Adjusted EBITDA divided by total interest and principal payments.
Debt to Market Capitalization Ratio - Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity divided by consolidated debt.
Fixed charge - Total payments for interest, principal amortization, ground leases and preferred stock dividend.
Fixed charge coverage - Adjusted EBITDA divided by fixed charge.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA - EBITDA is a non-GAAP financial measure that is calculated as Operating income before transaction related costs and gains/losses on early extinguishment of debt. Adjusted EBITDA adds income taxes, loan loss reserves and our share of joint venture depreciation and amortization to EBITDA.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), excluding gains (or losses) from sales of properties, debt restructurings and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
Interest coverage - Adjusted EBITDA divided by total interest expense.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt Loans - Loans secured by ownership interests.

Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Percentage leased - The percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.
Preferred Equity Investments - Equity investments entitled to preferential returns that are senior to common equity.
Recurring capital expenditures - Non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”
Redevelopment costs - Non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.
Same-Store Properties (Same-Store) - Same-Store refers to properties owned in the same manner during both the current and prior year, and excludes development properties prior to being stabilized for both the current and prior year.
Second generation TIs and LCs - Tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.
SLG’s share of total debt to market capitalization - SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures. Market equity assumes conversion of all OP units into common stock.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).

Supplemental Information	4	Second Quarter 2017

SECOND QUARTER 2017 HIGHLIGHTS Unaudited

New York, NY, July 19, 2017 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended June 30, 2017 of $8.2 million, or $0.08 per share, as compared to net income attributable to common stockholders of $133.5 million, or $1.33 per share, for the same quarter in 2016. Net income attributable to common stockholders for the quarter ended June 30, 2017 includes $9.3 million, or $0.09 per share, of net gains recognized from the sale of real estate as compared to $230.0 million, or $2.20 per share, for the same quarter in 2016.
The Company also reported net income attributable to common stockholders for the six months ended June 30, 2017 of $19.6 million, or $0.19 per share, as compared to net income attributable to common stockholders of $156.7 million, or $1.56 per share, for the same period in 2016. Net income attributable to common stockholders for the six months ended June 30, 2017 includes $11.9 million, or $0.11 per share, of net gains recognized from the sale of real estate as compared to $253.7 million, or $2.43 per share, for the same period in 2016.
The Company reported funds from operations, or FFO, for the quarter ended June 30, 2017 of $186.8 million, or $1.78 per share, as compared to FFO for the same period in 2016 of $355.7 million, or $3.39 per share. FFO for the second quarter of 2017 included $9.4 million, or $0.09 per share, of previously unrecognized income on the Company’s preferred equity investment in 885 Third Avenue and $10.3 million, or $0.10 per share, of net fees related to the closing of the One Vanderbilt joint venture. FFO for the second quarter of 2016 included $185.8 million, or $1.77 per share, of income from 388-390 Greenwich Street, which was sold in the second quarter of 2016.
The Company also reported FFO for the six months ended June 30, 2017 of $352.7 million, or $3.36 per share, as compared to FFO for the same period in 2016 of $547.5 million, or $5.24 per share. FFO for the first six months of 2016 included $207.6 million, or $1.99 per share, of income from 388-390 Greenwich Street, which was sold in the second quarter of 2016.
All per share amounts in this press release are presented on a diluted basis.

Operating and Leasing Activity
For the quarter ended June 30, 2017, the Company reported consolidated revenues and operating income of $398.2 million and $237.2 million, respectively, compared to $617.6 million and $451.1 million, respectively, for the same period in 2016.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, decreased by 0.5% for the quarter ended June 30, 2017 as compared to the same period in 2016. For the quarter, consolidated property same-store cash NOI decreased by 2.0% to $165.9 million, primarily as a result of expected tenant move-outs at 485 Lexington Avenue, 1515 Broadway and 220 E 42nd Street, while unconsolidated joint venture property same-store cash NOI increased by 9.2% to $29.0 million in 2017 as compared to the same period in 2016.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 0.6% for the six months ended June 30, 2017, or 1.4% excluding the effect of lease termination income, as compared to the same period in 2016. For the six months, consolidated property same-store cash NOI decreased by 0.6% to $326.6 million, primarily as a result of expected tenant move-outs at 485 Lexington Avenue, 1515 Broadway and 220 E 42nd Street, while unconsolidated joint venture property same-store cash NOI increased by 8.0% to $57.7 million in 2017 as compared to the same period in 2016.
In the second quarter, the Company signed 45 office leases in its Manhattan portfolio totaling 314,399 square feet. Thirty-two leases comprising 190,949 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $66.91 per rentable square foot, representing a 13.2% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the second quarter was 8.6 years and average tenant concessions were 5.3 months of free rent with a tenant improvement allowance of $61.26 per rentable square foot.
During the first six months of 2017, the Company signed 89 office leases in its Manhattan portfolio totaling 660,744 square feet. Sixty-one leases comprising 378,045 square feet, representing office leases on space that

Supplemental Information	5	Second Quarter 2017

SECOND QUARTER 2017 HIGHLIGHTS Unaudited

had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $72.60 per rentable square foot, representing a 17.5% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first six months of 2017 was 9.2 years and average tenant concessions were 4.8 months of free rent with a tenant improvement allowance of $55.73 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio was 94.9% at June 30, 2017, inclusive of 505,984 square feet of leases signed but not yet commenced, as compared to 95.7% at March 31, 2017.
In the second quarter, the Company signed 21 office leases in its Suburban portfolio totaling 159,581 square feet. Eleven leases comprising 64,742 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $35.59 per rentable square foot, representing a 7.1% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the second quarter was 8.1 years and average tenant concessions were 7.0 months of free rent with a tenant improvement allowance of $37.67 per rentable square foot.
During the first six months of 2017, the Company signed 47 office leases in its Suburban portfolio totaling 305,838 square feet. Twenty-six leases comprising 143,471 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $32.80 per rentable square foot, representing a 4.7% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first six months of 2017 was 6.8 years and average tenant concessions were 5.4 months of free rent with a tenant improvement allowance of $29.66 per rentable square foot.
Occupancy in the Company's Suburban same-store portfolio was 85.1% at June 30, 2017, inclusive of 19,643 square feet of leases signed but not yet commenced, as compared to 84.6% at March 31, 2017.

Significant leases that were signed in the second quarter included:

•	New lease on 65,000 square feet with Ascensia Diabetes Care US Inc. at 100 Summit in Valhalla, New York, for 11.0 years;

•	New lease on 46,492 square feet with 100 Church Street Tenant LLC at 100 Church Street, for 15.6 years;

•	New lease on 22,522 square feet with Soroban Capital Partners at 55 West 46th Street, also known as Tower 46, for 10.0 years;

•	New lease on 20,132 square feet with Ermenegildo Zegna at 10 East 53rd Street, for 11.0 years;

•	New lease on 17,587 square feet with Schlesinger Associates at 711 Third Avenue, for 10.5 years;

•	New lease on 17,320 square feet with Pretium Partners at 810 Seventh Avenue, for 10.5 years;

•	New lease on 16,442 square feet with Exelon Generation Company at 500 Summit in Valhalla, New York, for 7.0 years;
Marketing, general and administrative, or MG&A, expenses for the three months ended June 30, 2017 were $24.3 million, or 5.0% of total combined revenues and an annualized 52 basis points of total assets, including our share of assets from unconsolidated joint ventures.
Investment Activity
During the second quarter, the Company repurchased 2.4 million shares of common stock under the previously announced $1.0 billion share repurchase plan, at an average price of $103.41 per share.
In April, the Company, along with its joint venture partners, executed a Guaranteed Maximum Price (GMP) contract with AECOM Tishman and secured a New Building Permit from New York City for the construction at One Vanderbilt Avenue. The GMP contract includes the procurement of more than 25,000 tons of domestically-fabricated structural steel from Banker Steel Company, a Virginia-based steel fabrication firm. Vertical construction commenced in June.
In May, the Company, along with its joint venture partner, reached an agreement to sell 680-750 Washington Boulevard, in Stamford, Connecticut, also known as Stamford Towers, for a gross sale price of $97.0 million, or $298 per square foot. The transaction closed in July and generated net proceeds of $45.5 million.

Supplemental Information	6	Second Quarter 2017

SECOND QUARTER 2017 HIGHLIGHTS Unaudited

In May, the Company reached an agreement to sell 125 Chubb Avenue, a 278,000 square-foot office property located in Lyndhurst, New Jersey, for a gross sale price of $29.5 million. The transaction is expected to close in August and generate net proceeds of approximately $28.8 million.
In April, the Company closed on the previously announced sale of a 90% interest in 102 Greene Street, a 9,200 square-foot retail property in SoHo, at a gross asset valuation of $43.5 million, or $4,728 per square foot. The Company recognized net proceeds of $38.0 million and a gain on sale of $4.9 million.
In April, the Company closed on the sale of 520 White Plains Road, a 180,000 square-foot office property located in Tarrytown, New York, for a gross sale price of $21.0 million, or $117 per square foot. The Company recognized net proceeds from the sale of $5.0 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio totaled $2.13 billion at June 30, 2017, including $1.99 billion of investments at a weighted average current yield of 9.5% that are classified in the debt and preferred equity line item on the balance sheet, and investments aggregating $0.14 billion at a weighted average current yield of 8.3% that are included in other balance sheet line items for accounting purposes. In the second quarter, the Company originated new debt and preferred equity investments totaling $431.0 million, of which $369.8 million was retained and $368.6 million was funded, at a weighted average current yield of 10.2%. In the second quarter, the Company recorded $235.4 million of principal reductions from investments that were repaid, sold or syndicated.
Financing Activity
In June, the Company closed on a new $300.0 million debt and preferred equity liquidity facility. The facility, which will be secured by select senior mortgage loans in the Company's debt portfolio, has a 1-year term with two 1-year extension option and bears interest on a floating rate basis at a spread to LIBOR based on the pledged collateral and advance rate.

Dividends
In the second quarter of 2017, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.775 per share of common stock, which was paid on July 17, 2017 to shareholders of record on the close of business on June 30, 2017; and

•
$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period April 15, 2017 through and including July 14, 2017, which was paid on July 17, 2017 to shareholders of record on the close of business on June 30, 2017, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Supplemental Information	7	Second Quarter 2017

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Earnings Per Share
Net income available to common stockholders - diluted	$0.08	$0.11	$0.44	$0.34	$1.33
Funds from operations (FFO) available to common stockholders - diluted	$1.78	$1.57	$1.43	$1.63	$3.39

Common Share Price & Dividends
Closing price at the end of the period	$105.80	$106.62	$107.55	$108.10	$106.47
Closing high price during period	$109.73	$113.75	$112.89	$119.20	$106.72
Closing low price during period	$101.03	$104.62	$94.23	$102.56	$95.51
Common dividend per share	$0.775	$0.775	$0.775	$0.720	$0.720

FFO payout ratio (trailing 12 months)	47.4%	37.2%	35.4%	34.0%	32.5%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	77.6%	63.4%	59.4%	61.9%	58.5%

Common Shares & Units
Common shares outstanding	98,367	100,776	100,562	100,264	100,164
Units outstanding	4,562	4,563	4,364	4,495	4,504
Total common shares and units outstanding	102,929	105,339	104,926	104,759	104,668

Weighted average common shares and units outstanding - basic	104,462	105,250	104,794	104,730	104,476
Weighted average common shares and units outstanding - diluted	104,732	105,554	105,168	105,143	104,792

Market Capitalization
Market value of common equity	$10,889,888	$11,231,244	$11,284,791	$11,324,448	$11,144,002
Liquidation value of preferred equity/units	531,884	532,009	532,009	532,309	532,460
Consolidated debt (1)	6,431,753	6,389,254	6,290,019	6,237,641	7,796,092
Consolidated market capitalization	$17,853,525	$18,152,507	$18,106,819	$18,094,398	$19,472,554
SLG share of unconsolidated JV debt	2,924,816	2,775,302	2,742,857	2,694,274	1,854,131
Market capitalization including SLG share of unconsolidated JVs	$20,778,341	$20,927,809	$20,849,676	$20,788,672	$21,326,685

Consolidated debt to market capitalization (2)	36.0%	35.2%	34.7%	34.5%	40.0%
Debt to market capitalization including SLG share of unconsolidated JVs (2)	45.0%	43.8%	43.3%	43.0%	45.2%

Consolidated debt service coverage (trailing 12 months)	3.07x	3.46x	3.39x	3.33x	3.29x
Consolidated fixed charge coverage (trailing 12 months)	2.59x	2.95x	2.91x	2.89x	2.87x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.66x	3.02x	2.97x	2.93x	2.90x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.29x	2.61x	2.58x	2.57x	2.56x

(1) Includes debt associated with assets held for sale.
(2) Includes the liquidation value of preferred equity/units.

Supplemental Information	8	Second Quarter 2017

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Selected Balance Sheet Data
Real estate assets before depreciation (1)	$12,021,243	$12,837,493	$12,743,332	$12,608,861	$15,015,226
Investments in unconsolidated joint ventures	$2,219,371	$1,861,077	$1,890,186	$1,860,912	$1,126,486
Debt and preferred equity investments	$1,986,413	$1,627,836	$1,640,412	$1,453,234	$1,357,181
Cash and cash equivalents	$270,965	$468,035	$279,443	$405,896	$276,226
Investment in marketable securities	$29,524	$29,260	$85,110	$60,352	$39,339

Total assets	$15,309,707	$15,877,271	$15,857,787	$15,790,942	$17,544,223

Fixed rate & hedged debt	$5,190,393	$5,249,091	$5,184,434	$5,226,651	$6,344,936
Variable rate debt (2)	1,241,360	1,140,163	1,105,585	1,010,990	1,451,155
Total consolidated debt	$6,431,753	$6,389,254	$6,290,019	$6,237,641	$7,796,091
Deferred financing costs, net of amortization	(56,820)	(82,988)	(82,258)	(87,591)	(101,521)
Total consolidated debt, net	$6,374,933	$6,306,266	$6,207,761	$6,150,050	$7,694,570

Total liabilities	$7,172,522	$7,380,279	$7,330,984	$7,275,544	$9,008,192

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$6,532,638	$6,589,967	$6,718,900	$6,720,214	$6,998,500
Variable rate debt, including SLG share of unconsolidated JV debt (2)	2,823,931	2,574,589	2,313,976	2,211,700	2,651,723
Total debt, including SLG share of unconsolidated JV debt	$9,356,569	$9,164,556	$9,032,876	$8,931,914	$9,650,223

Selected Operating Data
Property operating revenues	$322,027	$325,521	$329,370	$334,612	$465,425
Property operating expenses	(140,105)	(143,882)	(147,355)	(151,896)	(145,755)
Property NOI	$181,922	$181,639	$182,015	$182,716	$319,670
SLG share of unconsolidated JV Property NOI	55,002	55,424	53,733	41,365	36,306
Property NOI, including SLG share of unconsolidated JV Property NOI	$236,924	$237,063	$235,748	$224,081	$355,976
Investment income	60,622	40,299	38,661	75,396	44,214
Other income	15,501	11,561	6,211	6,673	107,975
Marketing general & administrative expenses	(24,256)	(24,143)	(25,785)	(25,458)	(24,484)
SLG share of investment income and other income from unconsolidated JVs	5,078	5,789	6,962	5,389	3,953
EBITDA, including SLG share of unconsolidated JV EBITDA	$293,869	$270,569	$261,797	$286,081	$487,634

(1) Includes assets held for sale of $119.2 million at 6/30/2017
(2) Does not reflect $1.3 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Second Quarter 2017

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016

Selected Operating Data
Property operating revenues	$294,596	$292,520	$297,431	$301,165	$432,422
Property operating expenses	120,518	125,387	124,022	133,725	127,057
Property NOI	$174,078	$167,133	$173,409	$167,440	$305,365

Other income - consolidated	$608	$2,417	$851	$1,951	$95,333

SLG share of property NOI from unconsolidated JVs	$54,856	$55,171	$53,522	$44,249	$36,083

Portfolio Statistics
Consolidated office buildings in service	24	24	24	24	25
Unconsolidated office buildings in service	7	7	7	7	6
	31	31	31	31	31

Consolidated office buildings in service - square footage	16,054,606	16,054,606	16,054,606	16,054,606	18,368,606
Unconsolidated office buildings in service - square footage	6,558,139	6,558,139	6,558,139	6,558,139	4,244,139
	22,612,745	22,612,745	22,612,745	22,612,745	22,612,745

Same-store office occupancy (consolidated + JVs) (2)	92.6%	93.9%	94.6%	95.1%	95.3%
Same-store office occupancy inclusive of leases signed not yet commenced	94.9%	95.7%	96.2%	96.4%	96.4%

Office Leasing Statistics
Total office leases commenced	45	41	21	42	50

Commenced office square footage filling vacancy	118,230	114,996	17,202	109,247	37,556
Commenced office square footage on previously occupied space (M-T-M leasing) (3)	156,558	204,076	154,379	1,085,757	661,197
Total office square footage commenced	274,788	319,072	171,581	1,195,004	698,753

Average starting cash rent psf - office leases commenced	$71.43	$78.11	$70.94	$73.22	$67.55
Previously escalated cash rent psf - office leases commenced	$66.92	$69.26	$67.47	$61.84	$60.41
Increase in new cash rent over previously escalated cash rent (3)	6.7%	12.8%	5.1%	18.4%	11.8%
Average lease term	7.1	7.7	7.1	10.5	6.8
Tenant concession packages psf	$45.12	$53.87	$48.53	$40.40	$20.64
Free rent months	4.6	5.6	4.9	4.2	2.6

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) The Manhattan same-store portfolio was revised on January 1, 2017 to include 280 Park Avenue, 600 Lexington Avenue, 110 Greene Street, 30 East 40th Street, and the Stonehenge Portfolio.
(3) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	10	Second Quarter 2017

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016

Selected Operating Data
Property operating revenues	$26,844	$28,531	$27,405	$28,942	$28,276
Property operating expenses	13,890	14,636	15,199	15,211	14,838
Property NOI	$12,954	$13,895	$12,206	$13,731	$13,438

Other income - consolidated	$1,300	$107	$1,047	$118	$624

SLG share of property NOI from unconsolidated JVs	$192	$207	$211	$120	$228

Portfolio Statistics
Consolidated office buildings in service	24	25	25	25	26
Unconsolidated office buildings in service	2	2	2	2	2
	26	27	27	27	28

Consolidated office buildings in service - square footage	3,933,800	4,113,800	4,113,800	4,113,800	4,235,300
Unconsolidated office buildings in service - square footage	640,000	640,000	640,000	640,000	640,000
	4,573,800	4,753,800	4,753,800	4,753,800	4,875,300

Same-store office occupancy (consolidated + JVs)	84.6%	83.5%	83.8%	83.1%	82.4%
Same-store office occupancy inclusive of leases signed not yet commenced	85.1%	84.6%	84.6%	84.9%	83.3%

Office Leasing Statistics
Total office leases commenced	22	22	24	20	19

Commenced office square footage filling vacancy	98,500	37,184	66,425	43,111	63,105
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	28,915	73,789	63,040	77,869	104,704
Total office square footage commenced	127,415	110,973	129,465	120,980	167,809

Average starting cash rent psf - office leases commenced	$46.80	$30.04	$35.86	$35.40	$38.42
Previously escalated cash rent psf - office leases commenced	$39.36	$29.33	$32.29	$34.61	$37.46
Increase in new cash rent over previously escalated cash rent (2)	18.9%	2.4%	11.1%	2.3%	2.8%
Average lease term	7.5	4.8	7.0	5.5	9.4
Tenant concession packages psf	$35.70	$13.69	$17.92	$26.04	$36.77
Free rent months	5.2	5.6	6.5	3.1	8.8

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	11	Second Quarter 2017

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Assets
Commercial real estate properties, at cost:
Land and land interests	$2,936,879	$3,295,050	$3,309,710	$3,347,482	$4,108,821
Building and improvements	7,476,108	7,977,713	7,948,852	7,777,647	9,362,614
Building leasehold and improvements	1,441,587	1,439,083	1,437,325	1,436,287	1,435,255
Properties under capital lease	47,445	47,445	47,445	47,445	47,445
	11,902,019	12,759,291	12,743,332	12,608,861	14,954,135
Less: accumulated depreciation	(2,397,299)	(2,372,082)	(2,264,694)	(2,190,142)	(2,166,059)
Net real estate	9,504,720	10,387,209	10,478,638	10,418,719	12,788,076

Other real estate investments:
Investment in unconsolidated joint ventures	2,219,371	1,861,077	1,890,186	1,860,912	1,126,486
Debt and preferred equity investments, net (1)	1,986,413	1,627,836	1,640,412	1,453,234	1,357,181

Assets held for sale, net	119,224	54,694	—	117,159	39,642
Cash and cash equivalents	270,965	468,035	279,443	405,896	276,226
Restricted cash	109,959	71,215	90,524	100,195	166,905
Investment in marketable securities	29,524	29,260	85,110	60,352	39,339
Tenant and other receivables, net of $17,677 reserve at 6/30/2017	50,946	52,197	53,772	55,976	57,551
Related party receivables	23,725	19,067	15,856	14,840	13,059
Deferred rents receivable, net of reserve for
tenant credit loss of $23,270 at 6/30/2017	385,040	453,747	442,179	430,642	443,981
Deferred costs, net	249,724	267,948	267,600	252,179	256,303
Other assets	360,096	584,986	614,067	620,838	979,474

Total Assets	$15,309,707	$15,877,271	$15,857,787	$15,790,942	$17,544,223

(1) Excludes debt and preferred equity investments totaling $144.9 million with a weighted average current yield of 8.3% that are included in other balance sheet line items.

Supplemental Information	12	Second Quarter 2017

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Liabilities
Mortgages and other loans payable	$3,857,421	$4,236,545	$4,140,712	$4,024,896	$5,608,400
Unsecured term loan	1,183,000	1,183,000	1,183,000	1,183,000	933,000
Unsecured notes	1,091,332	1,137,359	1,133,957	1,130,616	1,137,341
Revolving credit facility	200,000	—	—	—	285,000
Deferred financing costs	(56,820)	(82,988)	(82,258)	(87,591)	(101,521)
Total debt, net of deferred financing costs	6,274,933	6,473,916	6,375,411	6,250,921	7,862,220
Accrued interest	36,478	33,859	36,052	30,734	36,378
Other liabilities	197,261	168,533	212,493	218,404	243,011
Accounts payable and accrued expenses	134,294	169,244	190,583	178,946	189,690
Deferred revenue	229,692	235,208	217,955	237,548	384,145
Capitalized lease obligations	42,480	42,305	42,132	41,951	41,751
Deferred land lease payable	2,911	2,747	2,583	2,419	2,236
Dividends and distributions payable	86,081	87,617	87,271	81,392	80,555
Security deposits	68,286	66,807	66,504	67,709	68,199
Liabilities related to assets held for sale	106	43	—	65,520	7
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	7,172,522	7,380,279	7,330,984	7,275,544	9,008,192

Noncontrolling interest in operating partnership
(4,562 units outstanding) at 6/30/2017	487,660	491,298	473,882	490,440	486,452
Preferred units	301,885	302,010	302,010	302,310	302,460

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 99,422
issued and outstanding at 6/30/2017, including 1,055 shares held in treasury	995	1,019	1,017	1,013	1,003
Additional paid–in capital	5,391,038	5,651,089	5,624,545	5,596,026	5,466,593
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(10,000)
Accumulated other comprehensive income	14,354	16,511	22,137	(14,074)	(16,558)
Retained earnings	1,431,442	1,496,759	1,578,893	1,612,707	1,655,320
Total SL Green Realty Corp. stockholders' equity	6,935,712	7,263,261	7,324,475	7,293,555	7,318,290

Noncontrolling interest in other partnerships	411,928	440,423	426,436	429,093	428,829

Total equity	7,347,640	7,703,684	7,750,911	7,722,648	7,747,119

Total Liabilities and Equity	$15,309,707	$15,877,271	$15,857,787	$15,790,942	$17,544,223

Supplemental Information	13	Second Quarter 2017

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2017	2016	2017	2017	2016
Revenues
Rental revenue, net	$279,407	$416,809	$281,329	$560,736	$762,416
Escalation and reimbursement revenues	42,620	48,616	44,192	86,812	94,227
Investment income	60,622	44,214	40,299	100,921	98,951
Other income	15,501	107,975	11,561	27,062	117,464
Total Revenues, net	398,150	617,614	377,381	775,531	1,073,058

Equity in net income from unconsolidated joint ventures	3,412	5,841	6,614	10,026	15,937

Expenses
Operating expenses	70,852	75,324	74,506	145,358	154,844
Ground rent	8,308	8,307	8,308	16,616	16,615
Real estate taxes	60,945	62,124	61,068	122,013	123,798
Transaction related costs	46	2,115	133	179	3,394
Marketing, general and administrative	24,256	24,484	24,143	48,399	48,516
Total Operating Expenses	164,407	172,354	168,158	332,565	347,167

Operating Income	237,155	451,101	215,837	452,992	741,828

Interest expense, net of interest income	64,856	89,089	65,622	130,478	183,761
Amortization of deferred financing costs	3,432	7,433	4,761	8,193	15,365
Depreciation and amortization	133,054	425,042	94,134	227,188	604,350
	35,813	(70,463)	51,320	87,133	(61,648)
(Loss) gain on sale of marketable securities	—	(83)	3,262	3,262	(83)

Income from Continuing Operations (1)	35,813	(70,546)	54,582	90,395	(61,731)

(Loss) gain on sale of real estate and discontinued operations	(3,823)	196,580	567	(3,256)	210,353
Equity in net gain on sale of joint venture interest / real estate	13,089	33,448	2,047	15,136	43,363
Depreciable real estate reserves	(29,064)	(10,387)	(56,272)	(85,336)	(10,387)
Net Income	16,015	149,095	924	16,939	181,598

Net (income) loss attributable to noncontrolling interests	(1,205)	(9,021)	17,015	15,810	(11,917)
Dividends on preferred units	(2,851)	(2,880)	(2,850)	(5,701)	(5,528)

Net Income Attributable to SL Green Realty Corp	11,959	137,194	15,089	27,048	164,153

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(7,475)	(7,475)

Net Income Attributable to Common Stockholders	$8,222	$133,457	$11,351	$19,573	$156,678

Earnings per share - Net income per share (basic)	$0.08	$1.33	$0.11	$0.20	$1.57
Earnings per share - Net income per share (diluted)	$0.08	$1.33	$0.11	$0.19	$1.56
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	14	Second Quarter 2017

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2017	2016	2017	2017	2016
Funds from Operations
Net Income Attributable to Common Stockholders	$8,222	$133,457	$11,351	$19,573	$156,678

Depreciation and amortization	133,054	425,042	94,134	227,188	604,350
Unconsolidated JV depreciation and noncontrolling interests adjustments	25,086	8,328	24,282	49,419	18,842
Net income (loss) attributable to noncontrolling interests	1,205	9,021	(17,015)	(15,810)	11,917
Loss (gain) on sale of real estate and discontinued operations	3,823	(196,580)	(567)	3,256	(210,353)
Equity in net gain on sale of joint venture property / real estate	(13,089)	(33,448)	(2,047)	(15,136)	(43,363)
Depreciable real estate reserves	29,064	10,387	56,272	85,336	10,387
Non-real estate depreciation and amortization	(564)	(500)	(516)	(1,080)	(996)
Funds From Operations	$186,801	$355,707	$165,894	$352,746	$547,462

Funds From Operations - Basic per Share	$1.79	$3.40	$1.58	$3.36	$5.25

Funds From Operations - Diluted per Share	$1.78	$3.39	$1.57	$3.36	$5.24

Funds Available for Distribution
FFO	$186,801	$355,707	$165,894	$352,746	$547,462

Non real estate depreciation and amortization	564	500	516	1,080	996
Amortization of deferred financing costs	3,432	7,433	4,761	8,193	15,365
Non-cash deferred compensation	11,499	10,293	16,307	27,806	24,570
FAD adjustment for joint ventures	(10,242)	(5,874)	(9,448)	(19,690)	(11,701)
Straight-line rental income and other non cash adjustments	(16,270)	(105,387)	(15,939)	(32,209)	(135,091)
Second cycle tenant improvements	(29,964)	(34,672)	(13,444)	(43,408)	(44,800)
Second cycle leasing commissions	(6,741)	(8,072)	(7,833)	(14,574)	(16,943)
Revenue enhancing recurring CAPEX	(1,871)	(1,098)	(354)	(2,225)	(1,331)
Non-revenue enhancing recurring CAPEX	(14,802)	(13,683)	(5,955)	(20,757)	(17,371)
Reported Funds Available for Distribution	$122,406	$205,147	$134,505	$256,962	$361,156

1515 Broadway - Viacom capital contribution	$3,692	$8,996	$1,108	$4,800	$9,477

First cycle tenant improvements	$4,956	$8,090	$893	$5,849	$12,413
First cycle leasing commissions	$198	$7,078	$404	$602	$10,261
Development costs	$1,844	$50,547	$62,321	$64,165	$64,136
Redevelopment costs	$3,745	$11,047	$4,940	$8,685	$14,211
Capitalized interest	$6,743	$5,433	$6,279	$13,022	$12,051

Supplemental Information	15	Second Quarter 2017

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2016	$221,932	$1,017	$5,624,545	$(124,049)	$1,578,893	$426,436	$22,137	$7,750,911

Net Income attributable to SL Green					27,048	(16,706)		10,342
Acquisition of subsidiary interest from noncontrolling interest								—
Preferred dividends					(7,475)			(7,475)
Cash distributions declared ($1.55 per common share)					(154,312)			(154,312)
Cash distributions to noncontrolling interests						(609)		(609)
Other comprehensive income - unrealized loss on derivative instruments							(3,069)	(3,069)
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(357)	(357)
Other comprehensive income - unrealized loss on marketable securities							(4,357)	(4,357)
Proceeds from stock options exercised		1	11,594					11,595
DRSPP proceeds			111					111
Repurchase of common stock		(24)	(253,173)					(253,197)
Conversion of units of the Operating Partnership to common stock		1	13,241					13,242
Equity component of repurchased exchangeable senior notes			(18,824)					(18,824)
Contributions to consolidated joint venture						2,807		2,807
Reallocation of noncontrolling interests in the Operating Partnership					(12,712)			(12,712)
Deferred compensation plan and stock awards, net			(1,943)					(1,943)
Amortization of deferred compensation plan			15,487					15,487
Balance at June 30, 2017	$221,932	$995	$5,391,038	$(124,049)	$1,431,442	$411,928	$14,354	$7,347,640

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2016	100,562,349	4,363,716	—	104,926,065

YTD share activity	(2,195,365)	197,797	—	(1,997,568)
Share Count at June 30, 2017 - Basic	98,366,984	4,561,513	—	102,928,497

Weighting factor	1,901,341	22,701	287,742	2,211,784
Weighted Average Share Count at June 30, 2017 - Diluted	100,268,325	4,584,214	287,742	105,140,281

Supplemental Information	16	Second Quarter 2017

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated JVs Unaudited (Dollars in Thousands)

	June 30, 2017		March 31, 2017		December 31, 2016

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,052,899	$1,542,073	$2,362,348	$1,128,789	$2,434,194	$1,129,515
Building and improvements	7,465,572	3,457,666	6,983,090	3,119,609	7,316,847	3,108,664
Building leasehold and improvements	65,471	32,735	59,409	29,704	53,790	26,895
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	10,773,500	5,127,253	9,594,405	4,372,881	9,994,389	4,359,853
Less: accumulated depreciation	(904,594)	(383,704)	(860,306)	(360,991)	(862,672)	(337,599)
Net real estate	9,868,906	4,743,549	8,734,099	4,011,890	9,131,717	4,022,254

Cash and cash equivalents	179,646	92,711	118,970	52,943	159,916	63,561
Restricted cash	137,295	54,448	144,331	59,551	168,539	68,228
Debt and preferred equity investments, net	201,299	184,397	336,518	229,612	336,164	229,258
Tenant and other receivables, net of $6,650 reserve at 6/30/2017, of which $3,348 is SLG share	16,192	6,115	18,015	7,836	16,881	4,520
Deferred rents receivables, net of $7,109 reserve at 6/30/2017 for tenant credit loss, of which $3,365 is SLG share	245,030	112,109	230,477	104,123	215,897	95,864
Deferred costs, net	183,139	87,379	166,554	76,266	170,243	76,145
Other assets	448,404	245,383	527,830	265,842	513,238	262,195
Total Assets	$11,279,911	$5,526,091	$10,276,794	$4,808,063	$10,712,595	$4,822,025

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $121,291 at 6/30/2017, of which $51,425 is SLG share	$6,689,487	$2,873,391	$6,498,732	$2,743,257	$6,453,966	$2,712,539
Accrued interest	15,628	6,954	13,252	6,167	12,569	6,149
Other liabilities	5,606	2,351	2,159	1,632	9,407	2,415
Accounts payable and accrued expenses	153,066	72,195	133,165	56,223	147,807	64,176
Deferred revenue	340,253	177,926	351,614	183,694	356,414	186,021
Capitalized lease obligations	187,570	93,785	186,802	93,401	186,050	93,025
Security deposits	33,792	12,104	32,602	11,652	35,667	11,693
Equity	3,854,509	2,287,385	3,058,468	1,712,037	3,510,715	1,746,007
Total Liabilities and Equity	$11,279,911	$5,526,091	$10,276,794	$4,808,063	$10,712,595	$4,822,025

Supplemental Information	17	Second Quarter 2017

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	June 30, 2017		March 31, 2017		June 30, 2016

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$186,710	$77,912	$188,771	$76,283	$135,799	$51,377
Escalation and reimbursement revenues	15,954	7,092	17,847	8,481	9,180	3,752
Investment income	5,073	3,916	7,870	4,830	6,710	4,108
Other income	2,851	1,162	2,033	959	(114)	(155)
Total Revenues, net	$210,588	$90,082	$216,521	$90,553	$151,575	$59,082

Expenses
Operating expenses	$39,147	$14,373	$38,794	$14,242	$27,166	$8,618
Ground rent	4,179	1,996	4,251	2,033	3,715	1,857
Real estate taxes	35,170	13,633	34,939	13,065	24,332	8,348
Transaction related costs, net of recoveries	57	56	89	54	—	—
Total Operating Expenses	$78,553	$30,058	$78,073	$29,394	$55,213	$18,823

Operating Income	$132,035	$60,024	$138,448	$61,159	$96,362	$40,259

Interest expense, net of interest income	$59,702	$22,876	$55,328	$21,093	$46,351	$17,391
Amortization of deferred financing costs	7,458	2,314	6,505	2,621	7,276	2,136
Depreciation and amortization	65,945	31,286	71,164	31,215	37,294	14,910
Net (loss) Income	$(1,070)	$3,548	$5,451	$6,230	$5,441	$5,822

Real estate depreciation	64,918	31,083	70,912	31,172	37,234	14,909
FFO Contribution	$63,848	$34,631	$76,363	$37,402	$42,675	$20,731

FAD Adjustments:
Non real estate depreciation and amortization	$8,485	$2,517	$6,757	$2,664	$7,337	$2,137
Straight-line rental income and other non-cash adjustments	(18,337)	(10,349)	(21,667)	(11,126)	(12,391)	(6,059)
Second cycle tenant improvement	(2,869)	(1,149)	(1,245)	(627)	(2,263)	(1,175)
Second cycle leasing commissions	(1,631)	(561)	(271)	(154)	(582)	(142)
Recurring CAPEX	(2,577)	(700)	(340)	(205)	(1,142)	(635)
Total FAD Adjustments	$(16,929)	$(10,242)	$(16,766)	$(9,448)	$(9,041)	$(5,874)

First cycle tenant improvement	$13,500	$5,973	$12,298	$3,852	$19,660	$9,009
First cycle leasing commissions	$3,477	$1,457	$3,086	$1,039	$2,487	$1,071
Development costs	$117,819	$82,857	$4,173	$1,225	$666	$632
Redevelopment costs	$7,599	$3,954	$16,215	$8,444	$6,516	$4,162
Capitalized interest	$5,899	$3,207	$5,457	$2,966	$6,519	$3,491

Supplemental Information	18	Second Quarter 2017

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated JVs Unaudited (Dollars in Thousands)

	Six Months Ended		Six Months Ended
	June 30, 2017		June 30, 2016

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$375,481	$154,195	$275,574	$103,917
Escalation and reimbursement revenues	33,801	15,573	17,409	6,930
Investment income	12,943	8,746	16,010	10,007
Other income	4,884	2,121	5,094	2,493
Total Revenues, net	$427,109	$180,635	$314,087	$123,347

Loss on early extinguishment of debt	—	—	(1,606)	(972)
Expenses
Operating expenses	$77,941	$28,615	$54,420	$17,947
Ground rent	8,430	4,029	6,926	3,463
Real estate taxes	70,109	26,698	48,542	17,007
Transaction related costs, net of recoveries	146	110	—	—
Total Operating Expenses	$156,626	$59,452	$109,888	$38,417

Operating Income	$270,483	$121,183	$202,593	$83,958

Interest expense, net of interest income	$115,030	$43,969	$96,087	$34,650
Amortization of deferred financing costs	13,963	4,935	10,512	3,432
Depreciation and amortization	137,109	62,501	75,145	29,813
Net Income	$4,381	$9,778	$20,849	$16,063

Real estate depreciation	135,830	62,255	75,023	29,810
FFO Contribution	$140,211	$72,033	$95,872	$45,873

FAD Adjustments:
Non real estate depreciation and amortization	$15,242	$5,181	$10,634	$3,435
Straight-line rental income and other non-cash adjustments	(40,004)	(21,475)	(25,981)	(11,672)
Second cycle tenant improvement	(4,114)	(1,776)	(3,641)	(1,899)
Second cycle leasing commissions	(1,902)	(715)	(1,585)	(686)
Recurring CAPEX	(2,917)	(905)	(1,589)	(879)
Total FAD Adjustments	$(33,695)	$(19,690)	$(22,162)	$(11,701)

First cycle tenant improvement	$25,798	$9,825	$30,195	$11,912
First cycle leasing commissions	$6,563	$2,496	$12,992	$6,353
Development costs	$121,992	$84,082	$1,337	$1,268
Redevelopment costs	$23,814	$12,398	$21,206	$8,801
Capitalized interest	$11,356	$6,173	$12,623	$6,776

Supplemental Information	19	Second Quarter 2017

SELECTED FINANCIAL DATA Net Operating Income and Components of Consolidated Debt Service and Fixed Charges Coverage - Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2017	2016	2017	2017	2016
Net Operating Income (1)

NOI including SL Green Management Corp. and Eemerge 212	$185,974	$315,753	$185,126	$371,099	$559,867
SLG share of property NOI from unconsolidated JVs	56,072	40,259	56,464	112,536	84,930
NOI including SLG share of unconsolidated JVs	$242,046	$356,012	$241,590	$483,635	$644,797
Partners' share of NOI - consolidated JVs	(9,589)	(9,068)	(9,768)	(19,356)	(17,636)
NOI - SLG share	$232,457	$346,944	$231,822	$464,279	$627,161

NOI, including SLG share of unconsolidated JVs	$242,046	$356,012	$241,590	$483,635	$644,797
Free rent (net of amortization)	(6,057)	52,341	(4,421)	(10,448)	62,590
Net FAS 141 adjustment	(8,675)	(157,703)	(7,860)	(16,534)	(193,340)
Straight-line revenue adjustment	(14,059)	(5,349)	(15,923)	(29,960)	(21,976)
Allowance for straight-line tenant credit loss	(108)	301	(944)	(1,052)	1,966
Ground lease straight-line adjustment	959	912	991	1,951	1,729
Cash NOI, including SLG share of unconsolidated JVs	$214,106	$246,514	$213,433	$427,592	$495,766
Partners' share of cash NOI - consolidated JVs	(7,845)	(7,284)	(7,423)	(15,269)	(14,145)
Cash NOI - SLG share	$206,261	$239,230	$206,010	$412,323	$481,621

Components of Consolidated Debt Service and Fixed Charges - Cash Basis

Interest expense	$65,057	$88,459	$62,692	$127,754	$185,177
Principal amortization payments	12,671	7,910	13,201	25,872	15,904
Total Consolidated Debt Service	$77,728	$96,369	$75,893	$153,626	$201,081

Payments under ground lease arrangements	$7,784	$7,698	$7,784	$15,568	$15,398
Dividends on preferred units	2,851	2,880	2,850	2,854	5,528
Dividends on perpetual preferred shares	3,737	3,737	3,738	3,738	7,475
Total Consolidated Fixed Charges	$92,100	$110,684	$90,265	$175,786	$229,482

(1) Excludes lease termination income and the activity of 885 Third Avenue, which was sold in February 2016 but did not meet the criteria for sale accounting at that time and, therefore, remained consolidated until the first quarter of 2017.

Supplemental Information	20	Second Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2017	2016	%	2017	2017	2016	%
Revenues
	Rental revenue, net	$273,363	$267,727	2.1%	$271,435	$544,797	$530,164	2.8%
	Escalation & reimbursement revenues	40,399	43,343	(6.8)%	42,564	82,963	84,938	(2.3)%
	Other income	1,789	1,530	16.9%	1,426	3,215	3,635	(11.6)%
	Total Revenues	$315,551	$312,600	0.9%	$315,425	$630,975	$618,737	2.0%

Expenses
	Operating expenses	$64,703	$63,850	1.3%	$69,382	$134,085	$132,754	1.0%
	Ground rent	8,520	8,520	0.0%	8,520	17,041	17,040	0.0%
	Real estate taxes	60,695	58,075	4.5%	60,452	121,147	116,095	4.4%
		$133,918	$130,445	2.7%	$138,354	$272,273	$265,889	2.4%

	Operating Income	$181,633	$182,155	(0.3)%	$177,071	$358,702	$352,848	1.7%

	Interest expense & amortization of financing costs	$43,550	$45,566	(4.4)%	$43,968	$87,518	$90,624	(3.4)%
	Depreciation & amortization	82,507	81,093	1.7%	85,008	167,516	161,299	3.9%

	Income before noncontrolling interest	$55,576	$55,496	0.1%	$48,095	$103,668	$100,925	2.7%
Plus:	Real estate depreciation & amortization	82,440	81,023	1.7%	84,941	167,381	161,161	3.9%
	FFO Contribution	$138,016	$136,519	1.1%	$133,036	$271,049	$262,086	3.4%

Less:	Non–building revenue	1,015	738	37.5%	895	1,910	1,201	59.0%

Plus:	Interest expense & amortization of financing costs	43,550	45,566	(4.4)%	43,968	87,518	90,624	(3.4)%
	Non-real estate depreciation	67	70	(4.3)%	67	135	138	(2.2)%
	NOI	$180,618	$181,417	(0.4)%	$176,176	$356,792	$351,647	1.5%

Cash Adjustments
Less:	Free rent (net of amortization)	$5,104	$657	676.9%	$3,267	$8,371	$1,583	428.8%
	Straightline revenue adjustment	5,787	8,541	(32.2)%	6,914	12,699	17,185	(26.1)%
	Rental income - FAS 141	4,471	3,740	19.5%	4,769	9,240	7,434	24.3%
Plus:	Ground lease straight-line adjustment	524	608	(13.8)%	524	1,048	1,216	(13.8)%
	Allowance for S/L tenant credit loss	111	244	(54.5)%	(1,036)	(925)	1,900	(148.7)%
	Cash NOI	$165,891	$169,331	(2.0)%	$160,714	$326,605	$328,561	(0.6)%

Operating Margins
	NOI to real estate revenue, net	57.4%	58.2%		56.0%	56.7%	56.9%
	Cash NOI to real estate revenue, net	52.7%	54.3%		51.1%	51.9%	53.2%

	NOI before ground rent/real estate revenue, net	60.1%	60.9%		58.7%	59.4%	59.7%
	Cash NOI before ground rent/real estate revenue, net	55.3%	56.8%		53.6%	54.5%	55.8%

Supplemental Information	21	Second Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2017	2016	%	2017	2017	2016	%
Revenues
	Rental revenue, net	$44,021	$43,539	1.1%	$44,134	$88,156	$85,629	3.0%
	Escalation & reimbursement revenues	3,848	3,257	18.1%	4,119	7,967	6,047	31.8%
	Other income	412	338	21.9%	312	724	2,398	(69.8)%
	Total Revenues	$48,281	$47,134	2.4%	$48,565	$96,847	$94,074	2.9%

Expenses
	Operating expenses	$7,978	$7,487	6.6%	$8,460	$16,439	$15,453	6.4%
	Ground rent	—	—	—%	—	—	—	—%
	Real estate taxes	8,212	7,536	9.0%	8,208	16,421	15,163	8.3%
		$16,190	$15,023	7.8%	$16,668	$32,860	$30,616	7.3%

	Operating Income	$32,091	$32,111	(0.1)%	$31,897	$63,987	$63,458	0.8%

	Interest expense & amortization of financing costs	$14,024	$16,452	(14.8)%	$13,013	$27,037	$35,754	(24.4)%
	Depreciation & amortization	14,499	12,873	12.6%	14,598	29,097	25,978	12.0%

	Income before noncontrolling interest	$3,568	$2,786	28.1%	$4,286	$7,853	$1,726	355.0%
Plus:	Real estate depreciation & amortization	14,498	12,872	12.6%	14,597	29,096	25,977	12.0%
	FFO Contribution	$18,066	$15,658	15.4%	$18,883	$36,949	$27,703	33.4%

Less:	Non–building revenue	229	140	63.6%	140	370	279	32.6%

Plus:	Interest expense & amortization of financing costs	14,024	16,452	(14.8)%	13,013	27,037	35,754	(24.4)%
	Non-real estate depreciation	1	1	—%	1	1	1	—%
	NOI	$31,862	$31,971	(0.3)%	$31,757	$63,617	$63,179	0.7%

Cash Adjustments
Less:	Free rent (net of amortization)	$(237)	$3,690	(106.4)%	$(144)	$(383)	$6,188	(106.2)%
	Straightline revenue adjustment	2,759	1,270	117.2%	2,753	5,512	2,707	103.6%
	Rental income - FAS 141	409	440	(7.0)%	479	888	883	0.6%
Plus:	Ground lease straight-line adjustment	—	—	—%	—	—	—	—%
	Allowance for S/L tenant credit loss	86	—	—%	—	86	—	—%
	Cash NOI	$29,017	$26,571	9.2%	$28,669	$57,686	$53,401	8.0%

Operating Margins
	NOI to real estate revenue, net	66.3%	68.0%		65.6%	65.9%	67.4%
	Cash NOI to real estate revenue, net	60.4%	56.5%		59.2%	59.8%	56.9%

	NOI before ground rent/real estate revenue, net	66.3%	68.0%		65.6%	65.9%	67.4%
	Cash NOI before ground rent/real estate revenue, net	60.4%	56.5%		59.2%	59.8%	56.9%

Supplemental Information	22	Second Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2017	2016	%	2017	2017	2016	%
Revenues
	Rental revenue, net	$273,363	$267,727	2.1%	$271,435	$544,797	$530,164	2.8%
	Escalation & reimbursement revenues	40,399	43,343	(6.8)%	42,564	82,963	84,938	(2.3)%
	Other income	1,789	1,530	16.9%	1,426	3,215	3,635	(11.6)%
	Total Revenues	$315,551	$312,600	0.9%	$315,425	$630,975	$618,737	2.0%

	Equity in Net Income from Unconsolidated Joint Ventures (1)	$3,568	$2,786	28.1%	$4,286	$7,853	$1,726	355.0%
Expenses
	Operating expenses	$64,703	$63,850	1.3%	$69,382	$134,085	$132,754	1.0%
	Ground rent	8,520	8,520	0.0%	$8,520	$17,041	17,040	—%
	Real estate taxes	$60,695	$58,075	4.5%	$60,452	$121,147	$116,095	4.4%
		$133,918	$130,445	2.7%	$138,354	$272,273	$265,889	2.4%

	Operating Income	185,201	184,941	0.1%	181,357	366,555	354,574	3.4%

	Interest expense & amortization of financing costs	$43,550	$45,566	(4.4)%	$43,968	$87,518	$90,624	(3.4)%
	Depreciation & amortization	82,507	81,093	1.7%	85,008	167,516	161,299	3.9%

	Income before noncontrolling interest	$59,144	$58,282	1.5%	$52,381	$111,521	$102,651	8.6%
Plus:	Real estate depreciation & amortization	82,440	81,023	1.7%	84,941	167,381	161,161	3.9%
	Joint Ventures Real estate depreciation & amortization (1)	14,498	12,872	12.6%	14,597	29,096	$25,977	12.0%
	FFO Contribution	$156,082	$152,177	2.6%	$151,919	$307,998	$289,789	6.3%

Less:	Non–building revenue	$1,015	$738	37.5%	$895	$1,910	$1,201	59.0%
	Joint Ventures Non–building revenue (1)	229	140	63.6%	$140	$370	$279	32.6%

Plus:	Interest expense & amortization of financing costs	43,550	45,566	(4.4)%	43,968	87,518	90,624	(3.4)%
	Joint Ventures Interest expense & amortization of financing costs (1)	$14,024	$16,452	(14.8)%	$13,013	$27,037	$35,754	(24.4)%
	Non-real estate depreciation	67	70	(4.3)%	67	135	138	(2.2)%
	Joint Ventures Non-real estate depreciation (1)	1	1	0.0%	1	1	1	—%
	NOI	$212,480	$213,388	(0.4)%	$207,933	$420,409	$414,826	1.3%

Cash Adjustments
	Non-cash adjustments	(14,727)	(12,086)	21.9%	(15,462)	(30,187)	(23,086)	30.8%
	Joint Venture non-cash adjustments (1)	$(2,845)	$(5,400)	(47.3)%	$(3,088)	$(5,931)	$(9,778)	(39.3)%
	Cash NOI	$194,908	$195,902	(0.5)%	$189,383	$384,291	$381,962	0.6%

Operating Margins
	NOI to real estate revenue, net	58.6%	59.5%		57.3%	57.9%	58.3%
	Cash NOI to real estate revenue, net	53.8%	54.6%		52.2%	53.0%	53.7%

	NOI before ground rent/real estate revenue, net	61.0%	61.8%		59.6%	60.3%	60.7%
	Cash NOI before ground rent/real estate revenue, net	56.0%	56.8%		54.4%	55.2%	55.9%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	23	Second Quarter 2017

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal		2017	Initial		Principal	As-Of
	Ownership	Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	6/30/2017	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
1 Madison Avenue	100.0	$502,175	5.91%	$31,653	May-20		$404,531	—	Nov-19
762 Madison Avenue	90.0	771	5.00%	—	Feb-22		771	—	Open
100 Church Street	100.0	219,190	4.68%	3,860	Jul-22		197,784	—	Apr-22
919 Third Avenue	51.0	500,000	5.12%	—	Jun-23		500,000	—	Feb-23
420 Lexington Avenue	100.0	300,000	3.99%	—	Oct-24		272,749	—	Jul-24
1515 Broadway	100.0	880,562	3.93%	16,003	Mar-25		737,436	—	Sep-24
400 East 58th Street	90.0	40,000	3.00%	—	Nov-26		33,840	—	Aug-21
Landmark Square	100.0	100,000	4.90%	—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%	—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	36,363	3.58%	—	Feb-27		29,358	—	Open
315 West 33rd Street - The Olivia	100.0	250,000	4.17%	—	Feb-27		250,000	—	Open
		$3,279,061	4.55%	$51,516			$2,976,469
Unsecured fixed rate debt
Convertible notes		$291,416	3.00%	$—	Oct-17		$294,967	—	Open
Unsecured loan		16,000	4.81%	—	Jun-18		16,000	—	Open
Unsecured notes		249,916	5.00%	—	Aug-18		250,000	—	Jun-18
Term loan (swapped)		500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Term loan (swapped)		300,000	2.54%	—	Jun-19	(3)	300,000	—	Open
Unsecured notes		250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes		200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes		100,000	4.27%	—	Dec-25		100,000	—	Open
Series J Preferred Units		4,000	3.75%	—	Apr-51		4,000	—	Open
		$1,911,332	3.88%	$—			$1,914,967

Total Fixed Rate Debt		$5,190,393	4.30%	$51,516			$4,891,436
Floating rate debt
Secured floating rate debt
719 Seventh Avenue (LIBOR + 305 bps)	75.0	$40,718	4.27%	$—	Feb-18		$40,718	—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 269.5 bps)	100.0	58,000	3.92%	—	May-18		58,000	—	Open
Debt & preferred equity facility (LIBOR + 313 bps)		184,642	4.35%	—	Jul-18		184,642	Jul-19	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000	2.82%	—	Oct-20		275,000	—	Open
		$558,360	3.55%	$—			$558,360
Unsecured floating rate debt
Term loan (LIBOR + 140 bps)		$383,000	2.62%	$—	Jun-19		$383,000	—	Open
Revolving credit facility (LIBOR + 125 bps)		200,000	2.47%	—	Mar-20		200,000	Mar-21	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	2.55%	—	Jul-35		100,000	—	Open
		$683,000	2.57%	$—			$683,000

Total Floating Rate Debt		$1,241,360	3.01%	$—			$1,241,360

Total Debt - Consolidated		$6,431,753	4.05%	$51,516			$6,132,796
Deferred financing costs		(56,820)
Total Debt - Consolidated, net		$6,374,933	4.05%

Total Debt - Joint Venture, net		$2,873,391	3.69%

Total Debt including SLG share of unconsolidated JV Debt		$9,356,569	3.94%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,416,201	3.84%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swaps mature in December 2017.
(3) The interest rate swaps mature in July 2023.

Supplemental Information	24	Second Quarter 2017

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2017	Initial		Principal	As-Of
	Ownership	6/30/2017				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment
521 Fifth Avenue (swapped)	50.5	$170,000	$85,850	3.73%		$—	Nov-19		$85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Feb-17
400 East 57th Street	41.0	100,000	41,000	3.00%		—	Nov-26		35,889	—	Open
Stonehenge Portfolio	Various	360,889 (2)	21,715	4.17%		431	Various	(2)	19,735	—	Open

Total Fixed Rate Debt		$3,225,217	$1,342,245	3.81%	(3)	$431			$1,335,154
Floating rate debt
55 West 46th Street - Tower 46 (LIBOR + 230 bps)	25.0	$160,727	$40,182	3.52%		$—	Oct-17		$40,182	—	Open
175-225 3rd Street (Prime + 100 bps)	95.0	40,000	38,000	5.25%		—	Dec-17		38,000	—	Open
Jericho Plaza (LIBOR + 415 bps)	11.7	78,454	9,156	5.37%		—	Mar-18		9,156	Mar-19	Open
724 Fifth Avenue (LIBOR + 243 bps)	50.0	275,000	137,500	3.65%		—	Apr-18		137,500	Apr-19	Open
1552 Broadway (LIBOR + 418 bps)	50.0	185,410	92,705	5.40%		—	Apr-18		92,705	—	Open
605 West 42nd Street - Sky (Various)	20.0	539,000	107,800	3.11%		—	Jul-18		107,800	—	Open
650 Fifth Avenue (LIBOR + 375 bps)	50.0	86,500	43,250	4.97%		—	Aug-18		43,250	—	Open
280 Park Avenue (LIBOR + 200 bps)	50.0	900,000	450,000	3.22%		—	Jun-19		450,000	—	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	2.72%		—	Nov-19		7,500	—	Open
1745 Broadway (LIBOR + 185 bps)	56.9	345,000	196,202	3.07%		—	Jan-20		196,202	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	3.47%		—	Feb-20		93,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	2.77%		—	Aug-20		28,200	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	2.67%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	2.97%		—	Feb-21		175,859	—	Open
One Vanderbilt (LIBOR + 350 bps)	71.0	209,444	148,726	4.72%		—	Sep-21		148,705	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,686	544	3.99%		26	Jun-33		4	—	Open
Stonehenge Portfolio (Various)	Various	55,340	2,766	2.47%		—	Various		2,767	—	Open

Total Floating Rate Debt		$3,585,561	$1,582,571	3.59%	(3)	$26			$1,578,230

Total unconsolidated JV Debt		$6,810,778	$2,924,816	3.69%	(3)	$457			$2,913,384
	Deferred financing costs	(121,291)	(51,425)
Total unconsolidated JV Debt, net		$6,689,487	$2,873,391	3.69%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Amount is comprised of $34.2 million, $138.3 million, $173.4 million, and $15.0 million in fixed-rate mortgages that mature in November 2017, August 2019, June 2024, and February 2027, respectively.

(3) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

Covenants					Composition of Debt
SL GREEN REALTY CORP.

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$5,190,393
Total Debt / Total Assets	36.8%	Less than 60%					SLG Share of JV		1,342,245
Fixed Charge Coverage	2.57x	Greater than 1.5x					Total Fixed Rate Debt		$6,532,638	69.8%

						Floating Rate Debt
							Consolidated		$1,241,360
Unsecured Notes Covenants							SLG Share of JV		1,582,571
	Actual	Required							2,823,931
Total Debt / Total Assets	30.8%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,254,964)
Secured Debt / Total Assets	18.9%	Less than 40%				Total Floating Rate Debt			$1,568,967	16.8%
Debt Service Coverage	5.94x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	617.8%	Greater than 150%					Total Debt		$9,356,569

Supplemental Information	25	Second Quarter 2017

DEBT SUMMARY SCHEDULE Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal		2017	Initial		Principal	As-Of
	Ownership		Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)		6/30/2017	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
919 Third Avenue	51.0		$500,000	5.12%	$—	Jun-23		$500,000	—	Feb-23
315 West 33rd Street	100.0		250,000	4.17%	—	Feb-27		250,000	—	Open
			$750,000	4.80%	$—			$750,000
Unsecured fixed rate debt
Unsecured notes			$249,916	5.00%	$—	Aug-18		$250,000	—	Jun-18
Term loan (swapped)			500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Term loan (swapped)			300,000	2.54%	—	Jun-19	(3)	300,000	—	Open
Unsecured notes			250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes			200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes			100,000	4.27%	—	Dec-25		100,000	—	Open
			$1,599,916	4.03%	$—			$1,600,000

	Total Fixed Rate Debt		$2,349,916	4.28%	$—			$2,350,000
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 313 bps)			$184,642	4.35%	$—	Jul-18		$184,642	Jul-19	Open
			$184,642	4.35%	$—			$184,642
Unsecured floating rate debt
Term loan (LIBOR + 140 bps)			383,000	2.62%	—	Jun-19		383,000	—	Open
Revolving credit facility (LIBOR + 125 bps)			200,000	2.47%	—	Mar-20		200,000	Mar-21	Open
			$583,000	2.57%	$—			$583,000

	Total Floating Rate Debt		$767,642	3.00%	$—			$767,642

	Total Debt - Consolidated		$3,117,558	3.96%	$—			$3,117,642

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swaps mature in December 2017.
(3) The interest rate swaps mature in July 2023.

Covenants
RECKSON OPERATING PARTNERSHIP, L.P.

Revolving Credit Facility Covenants
		Actual	Required
Total Debt / Total Assets		36.3%	Less than 60%
Fixed Charge Coverage		5.45x	Greater than 1.5x
Secured Debt / Total Assets		9.7%	Less than 40%
Unsecured Debt / Unencumbered Assets		41.6%	Less than 60%

Unsecured Notes Covenants
		Actual	Required
Total Debt / Total Assets		30.8%	Less than 60%
Secured Debt / Total Assets		18.9%	Less than 40%
Debt Service Coverage		5.94x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt		617.8%	Greater than 150%

Supplemental Information	26	Second Quarter 2017

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2017 Scheduled	2018 Scheduled	2019 Scheduled	2020 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations (1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	695	2027	(3)
711 Third Avenue	5,500	5,500	5,500	5,500	1,147	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	11,174	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	209	209	226	314	—	2111
30 East 40th Street	204	204	204	212	1,070	2114
Total	$31,049	$31,049	$31,066	$31,437	$2,912

Capitalized Leases
1080 Amsterdam Avenue	$291	$291	$315	$436	$21,703	2111
30 East 40th Street	2,096	2,096	2,096	2,183	20,777	2114
Total	$2,387	$2,387	$2,411	$2,619	$42,480

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Leases
650 Fifth Avenue (Floors Bsmt-3)	$1,167	$1,183	$1,284	$1,284	$2,454	2062
650 Fifth Avenue (Floors 4-6)	—	18	1,645	1,645	935	2033
333 East 22nd Street	108	135	217	217	477	2115
Total	$1,275	$1,336	$3,146	$3,146	$3,866

Capitalized Leases
650 Fifth Avenue (Floors 1-3)	$6,086	$6,169	$6,695	$6,695	$93,785	2062

(1) Per the balance sheet at June 30, 2017.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	27	Second Quarter 2017

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Current
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	Yield (3)

6/30/2016	$1,357,181		$1,373,151	9.50%	9.40%

Debt originations/accretion(4)	330,576
Preferred Equity originations/accretion(4)	4,809
Redemptions/Sales/Syndications/Amortization	(239,332)
9/30/2016	$1,453,234		$1,383,096	9.37%	9.23%

Debt originations/accretion(4)	424,414
Preferred Equity originations/accretion(4)	30
Redemptions/Sales/Syndications/Amortization	(237,266)
12/31/2016	$1,640,412		$1,511,273	9.30%	9.31%

Debt originations/accretion(4)	403,888
Preferred Equity originations/accretion(4)	30
Redemptions/Sales/Syndications/Amortization	(416,494)
3/31/2017	$1,627,836		$1,647,359	9.35%	9.39%

Debt originations/accretion(4)	455,667
Preferred Equity originations/accretion(4)	143,323
Redemptions/Sales/Syndications/Amortization	(240,413)
6/30/2017	$1,986,413	(5)	$2,064,131	9.37%	9.49%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.
(4) Accretion includes amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $144.9 million with a weighted average current yield of 8.31% that are included in other balance sheet line items.

Supplemental Information	28	Second Quarter 2017

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Current
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	Yield (2)

Senior Mortgage Debt	$328,287	$226,786	$555,073		$—	$494	8.42%	8.49%

Junior Mortgage Participation	75,059	50,013	125,072		288,664	$2,115	10.23%	10.29%

Mezzanine Debt	809,137	353,812	1,162,949		6,693,717	$1,595	10.08%	10.27%

Preferred Equity	—	143,319	143,319		272,000	$654	6.49%	6.41%

Balance as of 6/30/17	$1,212,483	$773,930	$1,986,413	(3)	$7,254,381	$1,252	9.37%	9.49%

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $144.9 million with a weighted average current yield of 8.31% that are included in other balance sheet line items.

	Debt and Preferred Equity Maturity Profile (1)
	2017	2018	2019	2020	2021 & Thereafter
Floating Rate	100,184	480,071	512,929	103,680	15,620
Fixed Rate	250,150	—	26,338	343,163	154,278
Total	350,334	480,071	539,267	446,843	169,898

(1) The weighted average maturity of the outstanding balance is 2.39 years. Approximately 61.0% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average maturity of the fully extended outstanding balance is 3.66 years.

Supplemental Information	29	Second Quarter 2017

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	6/30/2017	Type	Location	Financing	Last $ PSF(2)	Yield(3)

Mortgage and Mezzanine Loans	$250,150	Office/Retail	Manhattan	$—	$694	11.07%

Mezzanine Loan	199,533	Office	Manhattan	1,160,000	$1,185	9.36%

Mortgage and Mezzanine Loans	175,792	Commercial/Multi-Family Rental Land	Manhattan	—	$339	9.04%

Preferred Equity	143,319	Office	Manhattan	272,000	$654	6.41%

Mortgage and Mezzanine Loans	130,067	Retail/Multi-Family Rental	Manhattan	—	$880	9.18%

Mezzanine Loan	74,612	Multi-Family Rental	Manhattan	335,000	$752	8.42%

Mezzanine Loan	71,760	Office	Manhattan	221,568	$553	10.16%

Mezzanine Loan	69,409	Multi-Family Rental	Manhattan	521,213	$829	9.95%

Mezzanine Loan	68,437	Office	Manhattan	279,563	$61	11.92%

Mortgage and Jr. Mortgage Participation Loans	67,655	Office/Retail	Brooklyn	188,664	$353	9.53%

Total	$1,250,734			$2,978,008		9.47%

(1) Net of unamortized fees, discounts, and premiums.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	30	Second Quarter 2017

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	3.9	99.6	99.4	99.5	99.5	99.5	$42,606	4.3	3.2	18
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	73.3	91.0	92.0	99.9	91.8	8,021	0.8	0.6	21
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.2	99.3	98.4	99.9	99.9	98.7	41,010	4.1	3.1	25
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.2	57.9	76.0	75.8	79.5	88.1	37,663	3.8	2.8	30
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	100.0	100.0	100.0	100.0	99.1	15,237	1.5	1.1	12
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.4	98.1	96.8	97.0	98.6	98.1	82,244	8.2	6.2	211
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.7	99.9	99.9	99.9	99.9	99.9	18,560	1.9	1.4	10
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.4	69.7	75.7	96.8	96.6	98.1	46,239	4.6	3.5	28
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.5	99.9	99.9	99.9	99.9	99.9	40,693	4.1	3.1	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	0.6	72.8	72.8	76.6	76.6	76.1	15,505	1.6	1.2	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.1	98.8	98.8	98.8	98.8	98.2	59,660	6.0	4.5	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	9,141	0.9	0.7	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	13,863	1.4	1.0	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	1	524,000	1.9	88.7	92.2	92.2	88.7	68.3	32,492	3.3	2.4	19
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	2.9	98.0	98.8	99.0	97.5	97.5	47,638	4.8	3.6	29
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.5	94.6	93.6	93.6	94.1	94.1	45,992	4.6	3.5	47
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.3	100.0	100.0	100.0	100.0	100.0	97,918		3.8	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	3.9	99.0	99.0	99.0	94.3	99.0	91,521	9.2	6.9	16
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.1	88.6	90.2	87.9	98.8	98.5	39,072	3.9	2.9	36
1515 Broadway	100.0	Times Square	Fee Interest	1	1,750,000	6.4	97.7	97.3	97.3	97.3	98.4	124,223	12.4	9.4	12
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.3	100.0	100.0	100.0	100.0	100.0	74,212	7.4	5.6	2
Added to Same Store in 2017
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	93.2	93.2	94.5	96.3	99.2	4,517		0.2	57
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	72.9	70.3	69.3	74.7	77.3	10,429		0.7	57
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	303,515	1.1	86.6	86.6	85.1	90.2	92.5	20,238	2.0	1.5	31

Subtotal / Weighted Average				24	16,054,606	59.1%	92.3%	94.1%	95.4%	95.9%	96.2%	$1,018,694	90.6%	73.0%	725

Total / Weighted Average Consolidated Properties				24	16,054,606	59.1%	92.3%	94.1%	95.4%	95.9%	96.2%	$1,018,694	90.6%	73.0%	725

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	2.0	91.0	90.6	96.8	96.2	96.4	$45,615		1.7	32
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.1	90.3	92.5	92.3	96.4	97.7	60,822		2.3	37
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.7	90.2	93.6	89.2	89.2	86.8	28,983		1.1	42
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	1.9	99.1	98.2	97.8	97.1	96.2	36,150		1.6	44
1745 Broadway	56.9	Midtown	Fee Interest	1	674,000	2.5	100.0	100.0	100.0	100.0	100.0	43,432		1.9	1
Added to Same Store in 2017
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.5	91.8	87.4	82.3	82.3	81.7	116,288		4.4	36

Subtotal / Weighted Average				6	4,244,139	15.6%	93.4%	92.8%	91.6%	92.2%	91.9%	$331,289		13.0%	192

"Non Same Store"
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.5	98.0	98.0	98.0	98.0	98.0	$141,299		6.4	10

Subtotal / Weighted Average				1	2,314,000	8.5%	98.0%	98.0%	98.0%	98.0%	98.0%	$141,299		6.4%	10

Total / Weighted Average Unconsolidated Properties				7	6,558,139	24.1%	95.1%	94.7%	93.8%	94.3%	94.1%	$472,588		19.4%	202

Manhattan Operating Properties Grand Total / Weighted Average				31	22,612,745	83.2%	93.1%	94.3%	94.9%	95.4%	95.6%	$1,491,283			927
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,224,716		92.3%
Manhattan Operating Properties Same Store Occupancy %					20,298,745	89.8%	92.6%	93.9%	94.6%	95.1%	95.3%
Manhattan Operating Properties Same Store Leased Occupancy %							94.9%	95.7%	96.2%	96.4%	96.4%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	31	Second Quarter 2017

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	74.8	74.8	74.8	74.8	74.8	$1,892	0.2	0.1	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	63.5	61.3	61.3	59.2	59.2	1,552	0.2	0.1	5
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	58.4	58.4	52.2	52.2	52.2	1,071	0.1	0.1	3
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	51.2	68.8	85.8	85.8	85.8	1,200	0.1	0.1	8
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	96.6	96.6	91.3	91.3	88.8	2,122	0.2	0.2	11
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	68.7	56.7	56.7	56.7	56.7	1,855	0.2	0.1	4
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	0.7	66.7	60.3	49.5	49.5	49.5	2,286	0.2	0.2	12
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	79.4	66.0	66.0	52.2	52.2	5,164	0.5	0.4	12
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	95.8	95.8	95.8	95.8	94.5	5,983	0.6	0.5	9
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.8	100.0	97.8	97.8	97.8	97.8	6,006	0.6	0.5	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.4	98.4	98.4	98.4	98.4	97.8	14,872	1.5	1.1	21
"Same Store" Westchester, New York Subtotal/Weighted Average				11	1,825,000	7.7%	83.8%	81.2%	80.4%	78.5%	78.0%	$44,003	4.4%	3.3%	94

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.1	86.5	86.0	88.7	88.8	88.2	$8,994	0.9	0.7	63
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	80.1	80.1	75.2	68.4	73.9	843	0.1	0.1	8
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	76.9	76.9	81.8	76.4	76.4	3,434	0.3	0.3	20
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	92.4	92.4	92.4	92.4	92.4	3,228	0.3	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	98.3	98.3	99.0	99.0	99.0	1,029	0.1	0.1	9
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.6	93.7	93.7	93.7	93.7	93.7	4,127	0.4	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	747	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	133,000	0.5	87.0	87.0	87.0	87.0	87.6	5,286		0.2	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	192,000	0.7	76.7	91.2	95.0	96.4	96.4	6,440		0.2	9
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	67.9	66.5	66.5	76.9	79.6	4,676	0.5	0.4	20
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	92.1	88.1	91.3	88.2	79.3	4,406	0.4	0.3	27
"Same Store" Connecticut Subtotal/Weighted Average				11	1,513,200	4.6%	84.6%	85.8%	87.5%	87.9%	87.5%	$43,210	3.1%	2.8%	188

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1.0	78.0	73.3	73.3	73.3	66.2	$5,081	0.5	0.4	9
"Same Store" New Jersey Subtotal/Weighted Average				1	278,000	1.0%	78.0%	73.3%	73.3%	73.3%	66.2%	$5,081	0.5%	0.4%	9

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1.2	95.2	94.9	95.2	95.9	97.3	$13,218	1.3	1.0	65
"Same Store" Brooklyn, New York Subtotal/Weighted Average				1	317,600	1.2%	95.2%	94.9%	95.2%	95.9%	97.3%	$13,218	1.3%	1.0%	65

Total / Weighted Average Consolidated Properties				24	3,933,800	14.5%	84.6%	83.5%	83.8%	83.1%	82.4%	$105,512	9.4%	7.5%	356

UNCONSOLIDATED PROPERTIES
"Non Same Store"
Jericho Plaza	11.7	Jericho, New York	Fee Interest	2	640,000	2.4	71.2	71.0	71.0	71.0	71.0	$16,033		0.1	35
"Non Same Store" Subtotal/Weighted Average				2	640,000	2.4%	71.2%	71.0%	71.0%	71.0%	71.0%	$16,033		0.1%	35

Total / Weighted Average Unconsolidated Properties				2	640,000	2.4%	71.2%	71.0%	71.0%	71.0%	71.0%	$16,033		0.1%	35

Suburban Operating Properties Grand Total / Weighted Average				26	4,573,800	16.8%	82.7%	81.8%	82.0%	81.4%	80.8%	$121,546			391
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$101,638		7.7%
Suburban Operating Properties Same Store Occupancy %					3,933,800	86.0%	84.6%	83.5%	83.8%	83.1%	82.4%
Suburban Operating Properties Same Store Leased Occupancy %							85.1%	84.6%	84.6%	84.9%	83.3%

Supplemental Information	32	Second Quarter 2017

SELECTED PROPERTY DATA Retail and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.4	100.0	100.0	100.0	100.0	100.0	$2,707	1.1	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	1.9	100.0	100.0	100.0	100.0	100.0	3,786	1.7	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,474	1.0	2
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	38.5	100.0	100.0	100.0	100.0	100.0	16,224	22.9	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	17.0	100.0	81.1	81.1	81.1	81.1	45,574	7	6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	9.3	92.1	100.0	100.0	100.0	90.1	23,745	16.8	9
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.0	100.0	100.0	100.0	100.0	100.0	13,839	19.6	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	0.9	100.0	100.0	100.0	100.0	100.0	1,827	2.3	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.4	100.0	100.0	100.0	100.0	100.0	1,791	2.5	3
Added to Same Store in 2017
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	9.7	89.6	90.7	93.9	93.9	93.9	12,115	3.4	8
Subtotal/Weighted Average				11	639,617	91.0%	98.1%	95.5%	95.8%	95.8%	94.8%	$123,081	78.5%	46

"Non Same Store" Retail
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.7	100.0	100.0	100.0	100.0	100.0	2,903	4.1	1
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8.2	67.5	67.5	67.5	67.5	67.5	24,678	17.4	2
Subtotal/Weighted Average				3	62,936	9.0%	70.2%	70.2%	70.2%	70.2%	70.2%	$27,581	21.5%	3

Total / Weighted Average Retail Properties				14	702,553	100.0%	95.6%	93.2%	93.5%	93.5%	92.6%	$150,663	100.0%	49

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (2)	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Rent Per Unit ($'s)	Cash Rent ($'s)

"Same Store" Residential
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest		222,855	333	91.9	94.0	93.1	94.0	92.8	$4,189	$15,330
400 East 57th Street (1)	41.0	Upper East Side	Fee Interest	1	290,482	259	93.1	89.2	88.9	91.6	93.5	3,449	11,518
400 East 58th Street (1)	90.0	Upper East Side	Fee Interest	1	140,000	126	93.7	92.9	91.3	91.3	92.9	3,410	5,346
1080 Amsterdam (1)	92.5	Upper West Side	Leasehold Interest	1	82,250	97	88.5	100.0	96.9	88.5	91.7	3,896	4,293
Added to Same Store in 2017
Stonehenge Portfolio	Various		Fee Interest	10	1,439,016	1,536	94.2	93.2	91.0	92.6	94.8	3,575	72,354
Subtotal/Weighted Average				13	2,174,603	2,351	93.5%	93.2%	91.3%	92.4%	94.1%	$3,650	$108,841

"Non Same Store" Residential
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	27,000	28	39.3	39.3	39.3	42.9	42.9	$1,264	$635
605 West 42nd Street - Sky	20.0	Midtown West	Fee Interest	1	927,358	1,175	81.0	76.3	65.1	55.0	—	3,979	45,453
Subtotal/Weighted Average				2	954,358	1,203	80.0%	75.5%	64.5%	54.7%	1.0%	$3,948	$46,088

Total / Weighted Average Residential Properties				15	3,128,961	3,554	88.9%	87.2%	82.2%	79.7%	62.6%	$3,741	$154,929

(1) Stonehenge Portfolio Property.
(2) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	33	Second Quarter 2017

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	37.7	66.8	66.1	58.3	48.1	46.1	$22,425	67.0	361,199	31
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	2.5	26.6	26.6	26.6	77.5	77.5	467	2.5	7,623	9
5-7 Dey Street, 183 & 187 Broadway	100.0	Lower Manhattan	Fee Interest	3	82,700	8.8	—	41.4	49.9	54.1	61.1	—	—	95,741	—
102 Greene Street	10.0	Soho	Fee Interest	1	9,200	1.0	—	—	54.3	54.3	54.3	—	—	35,052	—
562 Fifth Avenue	100.0	Plaza District	Fee Interest	1	42,635	4.5	100.0	100.0	100.0	100.0	100.0	2,100	11.4	68,752	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	7.4	—	—	2.9	4.9	4.9	—	—	339,626	—
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.1	—	—	—	—	—	—	—	72,172	—
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	—	—	—	—	79,956	—
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	36.9	50.1	50.1	50.1	17.1	17.1	13,700	18.6	322,562	5
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	100.0	100.0	100.0	100.0	100.0	85	0.5	6,784	1
Total / Weighted Average Development / Redevelopment Properties				13	939,699	100.0%	49.0%	52.4%	50.9%	36.7%	36.6%	$38,776	100.0%	1,389,467	47

Land
635 Madison Avenue (1)	100.0	Plaza District	Fee Interest	1	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total / Weighted Average Land				1	176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

(1) Subject to a long-term, third party net operating lease.

Construction in Progress

									Future Equity				Fees Payable to the Company
					Land Contributed		Equity Contributed		Contributions		Financing		and JV Contingencies (1)		Total
Building	Gross	Ownership	Estimated	Percentage		Market									Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Funded	Remaining	Budget

One Vanderbilt	1,730,989	71.0	Q3 2020	12.7	331,490	235,946	242,904	30,203	334,660	494,797	209,444	1,290,556	39,881	100,119	3,310,000

Total Construction In Progress					$331,490	$235,946	$242,904	$30,203	$334,660	$494,797	$209,444	$1,290,556	$39,881	$100,119	$3,310,000

(1) Includes joint venture fees paid to the Company, including development fee, direct personnel expense, leasing commissions and financing fee. Also includes up to $50.0 million of additional discretionary owner contingencies

Supplemental Information	34	Second Quarter 2017

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	1.2	26.6	26.6	26.6	77.5	77.5	$467	0.2	0.2	9
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	2,903	0.9	1.4	1
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	217,519	11.2	100.0	100.0	100.0	100.0	100.0	12,773	4.1	6.2	9
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.5	—	—	—	—	—	—	—	—	—
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.1	100.0	100.0	100.0	100.0	100.0	13,839	4.5	6.8	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,827	0.6	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.7	100.0	100.0	100.0	100.0	100.0	1,791	0.6	0.9	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	100.0	100.0	100.0	100.0	100.0	85	—	—	1

Subtotal / Weighted Average				9	336,620	17.3%	91.9%	91.9%	91.9%	95.4%	95.4%	$33,685	10.9%	16.4%	29

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.9	100.0	100.0	100.0	100.0	100.0	$2,707	0.9	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,786	1.2	0.6	1
102 Greene Street	10.0	Soho	Fee Interest	1	9,200	0.5	—	—	54.3	54.3	54.3	—	—	—	—
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,474	0.5	0.4	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.5	89.6	90.7	93.9	93.9	93.9	12,115	3.9	1.2	8
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.5	—	—	2.9	4.9	4.9	—	—	—	—
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.1	100.0	81.1	81.1	81.1	81.1	45,574	14.7	2.4	6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3.3	92.1	100.0	100.0	100.0	90.1	23,745	7.7	5.8	9
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.0	67.5	67.5	67.5	67.5	67.5	24,678	8.0	6.0	2

Subtotal / Weighted Average				11	426,384	21.9%	74.3%	70.4%	72.6%	72.9%	71.4%	$114,079	36.8%	16.8%	29

Total / Weighted Average Prime Retail				20	763,004	39.1%	82.1%	79.9%	81.1%	82.9%	82.0%	$147,764	47.6%	33.2%	58

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.2	100.0	100.0	100.0	100.0	100.0	$3,150	1.0	1.5	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.8	86.8	100.0	100.0	100.0	100.0	2,455	0.8	1.1	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.6	100.0	100.0	100.0	100.0	100.0	4,703	1.5	2.3	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	1.8	68.4	68.4	59.0	59.0	77.6	2,139	0.7	1.0	4
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.2	88.0	88.0	88.0	88.0	88.0	468	0.2	0.2	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.3	100.0	100.0	100.0	100.0	87.0	3,356	1.1	1.6	6
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	13,772	0.7	52.6	34.1	34.1	49.2	49.2	1,625	0.5	0.3	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	558	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.3	100.0	89.1	86.0	96.8	100.0	4,554	1.5	2.2	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.8	100.0	100.0	100.0	100.0	100.0	2,205	0.7	1.1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.1	100.0	56.5	65.5	62.1	62.1	5,364	1.7	2.6	4
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.1	100.0	100.0	100.0	100.0	100.0	1,878	0.6	0.9	2
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	4,264	0.2	100.0	100.0	100.0	100.0	100.0	839	0.3	0.4	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2.4	100.0	100.0	100.0	100.0	100.0	9,689	3.1	4.7	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	3.8	100.0	100.0	100.0	100.0	97.8	22,365	7.2	10.9	19
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.2	100.0	100.0	100.0	100.0	100.0	3,118	1.0	1.5	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.5	100.0	100.0	100.0	100.0	100.0	3,388	1.1	1.7	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.3	100.0	100.0	100.0	100.0	100.0	2,916	0.9	1.4	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.3	96.8	100.0	100.0	100.0	100.0	2,608	0.8	1.3	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	0.7	100.0	100.0	100.0	100.0	100.0	3,795	1.2	1.9	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	1.6	100.0	100.0	100.0	100.0	100.0	3,588	1.2	0.9	5
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	284	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	1.9	100.0	100.0	100.0	100.0	100.0	6,437	2.1	3.1	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	100.0	100.0	100.0	65.7	100.0	2,767	0.9	1.4	6
1515 Broadway	100.0	Times Square	Fee Interest	1	184,369	9.5	95.3	89.5	89.5	89.5	100.0	25,291	8.2	12.4	7

Subtotal / Weighted Average				25	868,496	44.5%	96.6%	92.7%	92.6%	92.5%	95.8%	$119,540	38.5%	56.9%	121

Supplemental Information	35	Second Quarter 2017

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165	3.9	100.0	100.0	100.0	100.0	100.0	$20,251	6.5	4.8	—
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340	2.0	100.0	100.0	100.0	100.0	100.0	3,366	1.1	0.9	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800	2.0	96.6	97.7	97.7	97.7	97.7	3,436	1.1	1.0	4
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.2	100.0	100.0	100.0	100.0	100.0	468	0.2	0.1	5
55 West 46th Street - Tower 46	25.0	Midtown	Leasehold Interest	1	1,191	0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	2.1	100.0	100.0	100.0	100.0	100.0	3,459	1.1	0.8	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896	1.4	12.5	12.5	12.5	12.5	12.5	837	0.3	0.2	2
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	2.7	100.0	100.0	100.0	100.0	100.0	5,328	1.7	1.3	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0.5	100.0	100.0	100.0	100.0	100.0	1,924	0.6	0.6	2
Stonehenge Portfolio	Various		Fee Interest	4	28,941	1.5	100.0	100.0	100.0	100.0	100.0	3,561	1.1	0.1	12

Subtotal / Weighted Average				13	318,873	16.3%	91.9%	92.1%	92.1%	92.1%	92.1%	$42,840	13.8%	9.9%	41

Total / Weighted Average Other Retail				38	1,187,369	60.9%	95.3%	92.5%	92.5%	92.4%	94.1%	$162,379	52.4%	66.8%	162

Retail Grand Total / Weighted Average				58	1,950,373	100.0%	90.1%	87.6%	88.0%	88.7%	89.8%	$310,143	100.0%		220
Retail Grand Total - SLG share of Annualized Rent												$204,643		100.0%

Supplemental Information	36	Second Quarter 2017

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties Unaudited (Dollars in Thousands)

	Ownership			Useable	% of Total	Occupancy (%)					Annualized Cash Rent ($'s)	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16		100%	SLG%	Tenants
Manhattan Operating Properties - Reckson Portfolio
"Same Store"
110 East 42nd Street	100.0	Grand Central	Fee Interest	215,400	1.9	73.3	91.0	92.0	99.9	91.8	$8,021	1.5	1.3	21
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	5.2	99.3	98.4	99.9	99.9	98.7	41,010	7.5	6.7	25
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	1.9	100.0	100.0	100.0	100.0	99.1	15,237	2.8	2.5	12
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	200,000	1.7	99.9	99.9	99.9	99.9	99.9	18,560	3.4	3.0	10
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	8.2	99.9	99.9	99.9	99.9	99.9	40,693	7.4	6.6	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	160,000	1.4	72.8	72.8	76.6	76.6	76.1	15,505	2.8	2.5	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	563,000	4.9	98.8	98.8	98.8	98.8	98.2	59,660	10.9	9.7	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	104,000	0.9	100.0	100.0	100.0	100.0	100.0	9,141	1.7	1.5	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	163,000	1.4	100.0	100.0	100.0	100.0	100.0	13,863	2.5	2.3	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	524,000	4.5	88.7	92.2	92.2	88.7	68.3	32,492	5.9	5.3	19
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	6.8	98.0	98.8	99.0	97.5	97.5	47,638	8.7	7.7	29
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	6.0	94.6	93.6	93.6	94.1	94.1	45,992	8.4	7.5	47
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	12.6	100.0	100.0	100.0	100.0	100.0	97,918		8.1	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	9.2	99.0	99.0	99.0	94.3	99.0	91,521	16.6	14.9	16
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	4.9	88.6	90.2	87.9	98.8	98.5	39,072	7.1	6.4	36
Added to Same Store in 2017
110 Greene Street	90.0	Soho	Fee Interest	223,600	1.9	72.9	70.3	69.3	74.7	77.3	10,429		1.5	57
Subtotal / Weighted Average				8,463,245	73.4%	95.7%	96.4%	96.4%	96.6%	95.6%	$586,753	87.0%	87.4%	336

Total / Weighted Average Manhattan Consolidated Properties				8,463,245	73.4%	95.7%	96.4%	96.4%	96.6%	95.6%	$586,753	87.0%		336
Total Manhattan Consolidated Properties - SLG share of Annualized Rent											$537,730		87.4%

Suburban Operating Properties
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	74.8	74.8	74.8	74.8	74.8	$1,892	0.3	0.3	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	63.5	61.3	61.3	59.2	59.2	1,552	0.3	0.3	5
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	58.4	58.4	52.2	52.2	52.2	1,071	0.2	0.2	3
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	51.2	68.8	85.8	85.8	85.8	1,200	0.2	0.2	8
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	96.6	96.6	91.3	91.3	88.8	2,122	0.4	0.3	11
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	68.7	56.7	56.7	56.7	56.7	1,855	0.3	0.3	4
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	178,000	1.5	66.7	60.3	49.5	49.5	49.5	2,286	0.4	0.4	12
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	250,000	2.2	79.4	66.0	66.0	52.2	52.2	5,164	0.9	0.8	12
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	245,000	2.1	95.8	95.8	95.8	95.8	94.5	5,983	1.1	1.0	9
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	228,000	2.0	100.0	97.8	97.8	97.8	97.8	6,006	1.1	1.0	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	384,000	3.3	98.4	98.4	98.4	98.4	97.8	14,872	2.7	2.4	21
Westchester, New York Subtotal / Weighted Average				1,825,000	15.8%	83.8%	81.2%	80.4%	78.5%	78.0%	$44,003	8.0%	7.2%	94

"Same Store" Connecticut
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	133,000	1.2	87.0	87.0	87.0	87.0	87.6	$5,286		0.4	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	192,000	1.7	76.7	91.2	95.0	96.4	96.4	6,440		0.5	9
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	182,000	1.6	67.9	66.5	66.5	76.9	79.6	4,676	0.9	0.8	20
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	143,400	1.2	92.1	88.1	91.3	88.2	79.3	4,406	0.8	0.7	27
Connecticut Subtotal/Weighted Average				650,400	5.6%	79.7%	82.7%	84.6%	87.2%	86.1%	$20,808	1.7%	2.4%	65

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2.4	78.0	73.3	73.3	73.3	66.2	$5,081	0.9	0.8	9
New Jersey Subtotal / Weighted Average				278,000	2.4%	78.0%	73.3%	73.3%	73.3%	66.2%	$5,081	0.9%	0.8%	9

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	317,600	2.8	95.2	94.9	95.2	95.9	97.3	$13,218	2.4	2.1	65
Brooklyn, New York Subtotal / Weighted Average				317,600	2.8%	95.2%	94.9%	95.2%	95.9%	97.3%	$13,218	2.4%	2.1%	65

Total / Weighted Average Suburban Consolidated Properties				3,071,000	26.6%	83.6%	82.2%	82.2%	81.7%	80.7%	$83,111	13.0%		233
Total Suburban Consolidated Properties - SLG share of Annualized Rent											$77,365		12.6%

Reckson Operating Properties Grand Total / Weighted Average				11,534,245	100.0%	91.1%	91.2%	91.3%	91.2%	90.1%	$669,863	100.0%		569
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent											$615,095		100.0%
Reckson Operating Properties Same Store Occupancy %				11,534,245	100.0%	91.1%	91.2%	91.3%	91.2%	90.1%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	37	Second Quarter 2017

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land, and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

Retail
102 Greene Street	10.0	Soho	Fee Interest	9,200	2.2	—	—	54.3	54.3	54.3	—	—	—
115 Spring Street	100.0	Soho	Fee Interest	5,218	1.2	100.0	100.0	100.0	100.0	100.0	2,903	7.8	1
131-137 Spring Street	20.0	Soho	Fee Interest	68,342	16.0	89.6	90.7	93.9	93.9	93.9	12,115	6.5	8
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	63.4	100.0	100.0	100.0	100.0	100.0	16,224	43.6	10
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	21,124	5.0	100.0	100.0	100.0	100.0	100.0	13,839	37.2	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	52,000	12.2	100.0	100.0	100.0	100.0	100.0	1,791	4.8	3
Total Retail Properties				426,016	100.0%	96.2%	96.3%	98.0%	98.0%	98.0%	$46,872	100.0%	23

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total Land Properties				176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

Residential Properties
	Ownership			Useable		Occupancy (%)					Annualized	Average Monthly	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Total Units	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16	Cash Rent ($'s)	Rent Per Unit ($'s) (1)	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	91.9	94.0	93.1	94.0	92.8	$15,330	$4,189	306
Total Residential Properties				222,855	333	91.9%	94.0%	93.1%	94.0%	92.8%	$15,330	$4,189	306

(1) Calculated based on occupied units

Supplemental Information	38	Second Quarter 2017

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total Rentable	Annualized		Rent PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent		Annualized	Cash Rent	Cash Rent ($)	Cash Rent	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue, 11 Madison Avenue &	2019, 2020 &	2,415,457	$137,746	(2)	$57.03	8.5%	$111,465	8.4%	A
	1055 Washington Blvd	2037
Viacom International, Inc.	1515 Broadway	2031	1,472,784	88,986		$60.42	5.5%	88,986	6.7%	BBB-
Penguin Random House, Inc.	1745 Broadway	2020 & 2033	644,598	43,432		$67.38	2.7%	24,700	1.9%	BBB+
Sony Corporation	11 Madison Avenue	2031	578,791	42,817		$73.98	2.7%	25,690	1.9%	BBB
Debevoise & Plimpton, LLP	919 Third Avenue	2021	577,438	46,580		$80.67	2.9%	23,756	1.8%
The City of New York	16 Court Street, 100 Church Street &	2017, 2020,	555,008	19,743		$35.57	1.2%	19,743	1.5%	Aa2
	420 Lexington Avenue	2030 & 2034
Ralph Lauren Corporation	625 Madison Avenue	2019	386,785	29,039		$75.08	1.8%	29,039	2.2%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	17,851		$52.63	1.1%	17,851	1.3%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	338,527	15,008		$44.33	0.9%	15,008	1.1%	BBB
Metro-North Commuter Railroad Company	110 East 42nd Street & 420 Lexington Avenue	2021 & 2034	328,957	17,486		$53.16	1.1%	17,486	1.3%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	18,735		$71.19	1.2%	9,555	0.7%
Bloomberg LP	919 Third Avenue	2029	256,107	14,312		$55.88	0.9%	7,299	0.6%
HF Management Services LLC	100 Church Street	2032	230,394	8,308		$36.06	0.5%	8,308	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,954		$30.53	0.4%	6,954	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2024 & 2030	227,622	9,595		$42.15	0.6%	9,595	0.7%	Aa2
Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	2032	225,622	14,890		$65.99	0.9%	14,890	1.1%	BBB+
WME IMG, LLC	11 Madison Avenue & 304 Park Avenue	2028 & 2030	214,707	16,502		$76.86	1.0%	12,975	1.0%
Bloomingdales, Inc.	919 Third Avenue	2024	205,821	12,030		$58.45	0.7%	6,135	0.5%	BBB-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	14,562		$80.20	0.9%	14,562	1.1%	BBB-
The Travelers Indemnity Company	485 Lexington Avenue	2021	176,838	11,334		$64.09	0.7%	11,334	0.9%	AA
Newmark & Company Real Estate Inc.	125 Park Avenue, 110 East 42nd Street &	2026 & 2031	173,438	9,661		$55.70	0.6%	9,446	0.7%	BBB-
	680 Washington Blvd
News America Incorporated	1185 Avenue of the Americas	2020	165,086	15,955		$96.65	1.0%	15,955	1.2%	BBB+
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	164,771	11,058		$67.11	0.7%	11,058	0.8%
Verizon	1100 King Street Bldg 1, 1 Landmark Square,	2018, 2019	162,409	4,687		$28.86	0.3%	4,687	0.4%	BBB+
	2 Landmark Square & 500 Summit Lake Drive	& 2026
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,828		$92.71	0.9%	14,828	1.1%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,394	10,016		$62.84	0.6%	4,898	0.4%	BBB
Yelp, Inc.	11 Madison Avenue	2025	152,232	12,997		$85.38	0.8%	7,798	0.6%
National Hockey League	1185 Avenue of the Americas	2022	148,217	13,747		$92.75	0.9%	13,747	1.0%
EisnerAmper, LLP	750 Third Avenue	2020	142,795	9,863		$69.07	0.6%	9,863	0.7%
United Nations	220 East 42nd Street	2021 & 2022	139,200	6,421		$46.13	0.4%	6,421	0.5%

Total			11,414,673	$695,141	(2)	$60.90	43.1%	$574,031	43.3%

(1) Corporate or bond rating from S&P or Moody's.
(2) Reflects the net rent for the 1 Madison Avenue lease. If this lease were included on a gross basis, Credit Suisse's total PSF annualized rent would be $65.09 and total PSF annualized rent for the largest tenants would be $62.60.

Supplemental Information	39	Second Quarter 2017

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.4%	0.2%
Business Services	2.3%	2.4%
Financial Services	31.7%	31.0%
Government / Non Profit	3.1%	4.4%
Legal	6.7%	13.2%
Manufacturing	2.3%	6.4%
Medical	2.4%	2.3%
Other	6.6%	3.2%
Professional Services	6.7%	13.6%
Retail	10.0%	3.3%

TAMI
Technology	1.6%	7.2%
Advertising	4.0%	0.8%
Media	17.8%	12.0%
Information	0.4%	0.0%

Total	100.0%	100.0%

Supplemental Information	40	Second Quarter 2017

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 3/31/17			1,292,381

Space which became available during the Quarter (2):
Office
	30 East 40th Street	2	1,229	1,095	$65.27
	100 Park Avenue	2	28,773	30,578	76.47
	110 East 42nd Street	5	46,697	47,176	51.02
	110 Greene Street	2	2,486	1,914	88.59
	125 Park Avenue	1	2,779	2,779	66.82
	220 East 42nd Street	10	194,406	204,411	48.31
	420 Lexington Avenue	6	24,744	36,537	60.97
	485 Lexington Avenue	4	97,931	97,931	67.10
	521 Fifth Avenue	1	15,842	17,538	70.24
	711 Third Avenue	1	18,390	19,587	49.54
	750 Third Avenue	1	5,104	5,480	61.98
	810 Seventh Avenue	1	15,500	17,320	57.40
	1350 Avenue of the Americas	6	45,094	45,768	88.05
	Total/Weighted Average	42	498,975	528,114	$59.48

Retail
	110 Greene Street	1	2,359	2,128	$293.23
	220 East 42nd Street	1	6,323	6,323	39.25
	Total/Weighted Average	2	8,682	8,451	$103.20

Storage
	220 East 42nd Street	2	5,122	5,122	$25.19
	750 Third Avenue	2	1,144	1,144	31.09
	Total/Weighted Average	4	6,266	6,266	$26.27

	Total Space which became available during the quarter
	Office	42	498,975	528,114	$59.48
	Retail	2	8,682	8,451	$103.20
	Storage	4	6,266	6,266	$26.27
		48	513,923	542,831	$59.77

	Total Available Space		1,806,304

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	41	Second Quarter 2017

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,806,304

Office
	3 Columbus Circle	1	8.0	1,807	3,111	$74.00	$73.00	$10.14	2.0
	30 East 40th Street	2	5.0	1,229	1,372	63.29	52.09	—	1.3
	100 Park Avenue	1	10.3	10,370	10,889	79.00	64.78	114.61	4.0
	110 East 42nd Street	1	0.5	8,536	8,770	58.00	56.69	—	—
	110 Greene Street	5	5.1	10,603	10,695	81.77	57.91	45.54	1.7
	125 Park Avenue	1	10.0	8,404	8,404	65.00	54.86	100.73	1.0
	220 East 42nd Street	1	4.7	979	1,169	66.00	69.09	32.93	—
	280 Park Avenue	4	9.6	54,368	57,432	92.98	—	82.07	10.0
	420 Lexington Avenue	9	8.5	36,306	50,479	60.39	57.99	47.74	4.5
	485 Lexington Avenue	3	3.1	27,530	28,285	75.49	76.04	20.09	2.0
	800 Third Avenue	2	5.0	4,577	5,959	66.07	67.91	—	2.8
	810 Seventh Avenue	2	9.3	22,558	26,162	60.86	—	28.45	4.1
	1350 Avenue of the Americas	5	5.8	36,495	37,709	79.41	79.60	31.51	4.5
	Total/Weighted Average	37	7.4	223,762	250,436	$74.62	$66.05	$49.02	4.9

Retail
	100 Church Street	1	10.5	2,500	2,570	$98.05	$47.91	$29.85	6.0
	420 Lexington Avenue	1	10.5	3,317	4,408	215.52	162.35	90.19	6.0
	485 Lexington Avenue	4	15.5	15,649	16,030	109.05	50.95	15.60	5.9
	1515 Broadway	1	10.5	7,775	7,711	862.40	491.01	—	6.0
	Total/Weighted Average	7	13.1	29,241	30,719	$312.51	$177.14	$23.58	6.0

Leased Space
	Office (3)	37	7.4	223,762	250,436	$74.62	$66.05	$49.02	4.9
	Retail	7	13.1	29,241	30,719	$312.51	$177.14	$23.58	6.0
	Total	44	8.0	253,003	281,155	$100.61	$87.00	$46.24	5.0

Total Available Space as of 6/30/17				1,553,301

Early Renewals
Office
	30 East 40th Street	1	5.0	3,640	3,640	$60.00	$55.15	—	2.0
	110 Greene Street	1	0.5	1,342	1,342	85.00	85.00	—	—
	420 Lexington Avenue	4	4.4	4,958	6,738	61.78	63.55	8.55	0.7
	521 Fifth Avenue	1	5.2	5,822	6,580	70.00	68.30	10.00	2.0
	800 Third Avenue	1	1.5	6,052	6,052	91.15	91.15	—	—
	Total/Weighted Average	8	3.8	21,814	24,352	$72.31	$71.62	$5.07	1.0

Storage
	800 Third Avenue	1	1.5	950	950	25.00	25.00	—	—
		1	1.5	950	950	$25.00	$25.00	—	—

Renewals
	Early Renewals Office	8	3.8	21,814	24,352	$72.31	$71.62	$5.07	1.0
	Early Renewals Storage	1	1.5	950	950	$25.00	$25.00	—	—
	Total	9	3.7	22,764	25,302	$70.54	$69.87	$4.88	1.0

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $71.27/rsf for 132,206 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $71.43/rsf for 156,558 rentable SF.

Supplemental Information	42	Second Quarter 2017

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 3/31/17			982,195

Less: Sold Vacancies	520 White Plains Road, Tarrytown, New York		(11,965)

Space which became available during the Quarter (2):
Office
	1100 King Street - 4 Int'l Drive, Rye Brook, New York	1	15,810	15,810	$27.66
	1 Landmark Square, Stamford, Connecticut	3	3,148	3,148	33.80
	4 Landmark Square, Stamford, Connecticut	1	2,900	2,900	34.50
	750 Washington Boulevard, Stamford, Connecticut	1	27,833	27,833	25.18
	1010 Washington Boulevard, Stamford, Connecticut	1	370	370	24.00
	16 Court Street, Brooklyn, New York	2	13,250	13,510	46.65
	Total/Weighted Average	9	63,311	63,571	$31.21

	Total Space which became available during the Quarter
	Office	9	63,311	63,571	$31.21
		9	63,311	63,571	$31.21

	Total Available Space		1,033,541

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	43	Second Quarter 2017

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,033,541

Office
	1100 King Street - 2 Int'l Drive, Rye Brook, New York	1	3.3	2,039	2,039	$25.50	—	$42.00	4.0
	1100 King Street - 6 Int'l Drive, Rye Brook, New York	1	10.7	10,817	10,817	25.00	—	59.00	8.0
	115-117 Stevens Avenue, Valhalla, New York	2	8.7	10,657	9,087	22.62	—	43.20	5.0
	100 Summit Lake Drive, Valhalla, New York	1	11.0	33,500	33,500	25.00	—	45.15	12.0
	500 Summit Lake Drive, Valhalla, New York	1	7.0	5,117	16,442	27.68	—	47.00	—
	1 Landmark Square, Stamford, Connecticut	2	5.1	4,550	4,550	47.95	33.00	39.56	4.4
	4 Landmark Square, Stamford, Connecticut	1	3.1	2,900	2,900	34.50	34.50	—	1.0
	1010 Washington Boulevard, Stamford, Connecticut	3	4.5	6,113	6,113	33.70	32.27	3.26	3.8
	1055 Washington Boulevard, Stamford, Connecticut	1	3.3	2,580	2,580	36.00	—	56.20	3.0
	125 Chubb Way, Lyndhurst, New Jersey	2	9.2	13,108	13,843	24.98	—	48.05	2.5
	Jericho Plaza, Jericho, New York	1	5.0	814	814	34.50	—	35.00	—
	16 Court Street, Brooklyn, New York	3	2.5	14,220	15,775	58.02	44.40	4.19	0.9
	Total/Weighted Average	19	7.8	106,415	118,460	$31.46	$41.45	$38.04	5.4

Storage
	115-117 Stevens Avenue, Valhalla, New York	1	9.6	827	827	$22.00	—	$35.0	2.0
	16 Court Street, Brooklyn, New York	1	7.8	160	227	30.00	15.87	—	4.0
	Total/Weighted Average	2	9.2	987	1,054	$23.72	$15.87	$27.46	2.4

Leased Space
	Office (3)	19	7.8	106,415	118,460	$31.46	$41.45	$38.04	5.4
	Storage	2	9.2	987	1,054	$23.72	$15.87	$27.46	2.4
	Total	21	7.8	107,402	119,514	$31.39	$41.18	$37.95	5.4

Total Available Space as of 6/30/17				926,139

Early Renewals
Office
	100 Summit Lake Drive, Valhalla, New York	1	2.3	3,045	3,045	$29.26	$29.26	—	2.0
	1055 Washington Boulevard, Stamford, Connecticut	1	5.3	4,281	4,281	36.00	36.00	10.00	4.0
	Jericho Plaza, Jericho, New York	1	5.0	1,564	1,629	36.00	38.07	—	—
	Total/Weighted Average	3	4.2	8,890	8,955	$33.71	$34.08	$4.78	2.6

Renewals
	Early Renewals Office	3	4.2	8,890	8,955	$33.71	$34.08	$4.78	2.6
	Total	3	4.2	8,890	8,955	$33.71	$34.08	$4.78	2.6

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $51.42/rsf for 21,589 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $46.23/rsf for 30,544 rentable SF.

Supplemental Information	44	Second Quarter 2017

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2017 (1)	6	7,138	0.05%	$296,509	$41.54	$49.34	1	291	—%	$6,600	$22.68	$25.00
2nd Quarter 2017 (1)	9	67,115	0.43%	4,044,547	60.26	62.88	2	2,828	0.04%	186,072	65.80	70.04
3rd Quarter 2017	14	41,828	0.27%	2,756,565	65.90	72.47	2	11,627	0.18%	842,978	72.50	74.63
4th Quarter 2017	21	141,199	0.91%	11,320,020	80.17	77.96	5	36,374	0.57%	2,545,707	69.99	73.36

Total 2017	50	257,280	1.66%	$18,417,641	$71.59	$72.34	10	51,120	0.80%	$3,581,357	$70.06	$73.19

2018	88	551,846	3.55%	$46,422,187	$84.12	$101.11	22	171,294	2.70%	$18,600,179	$108.59	$83.21
2019	83	1,092,855	7.04%	76,876,166	70.34	75.73	25	401,519	6.32%	32,311,000	80.47	84.45
2020	96	2,338,368	15.05%	151,983,985	65.00	70.09	22	305,721	4.81%	19,040,664	62.28	72.47
2021	95	1,782,741	11.48%	114,426,092	64.19	66.89	23	309,354	4.87%	19,270,781	62.29	70.67
2022	84	1,119,645	7.21%	74,695,023	66.71	75.70	22	220,035	3.46%	15,758,065	71.62	75.15
2023	39	788,591	5.08%	46,075,779	58.43	65.36	14	470,246	7.40%	36,068,545	76.70	74.46
2024	29	270,186	1.74%	19,099,554	70.69	74.31	14	314,727	4.95%	29,201,608	92.78	90.33
2025	35	685,403	4.41%	60,445,076	88.19	87.63	13	410,981	6.47%	34,326,411	83.52	85.95
2026	33	806,122	5.19%	58,237,020	72.24	76.77	10	316,654	4.98%	29,724,492	93.87	96.38
Thereafter	102	5,839,959	37.60%	347,340,640	59.48	66.89	28	3,382,460	53.23%	234,705,115	69.39	89.10
	734	15,532,996	100.00%	$1,014,019,163	$65.28	$71.41	203	6,354,111	100.00%	$472,588,217	$74.38	$85.48

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to June 30, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of June 30, 2017. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	45	Second Quarter 2017

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2017 (1)	14	50,646	1.61%	$2,051,677	$40.51	$35.98	2	4,060	0.90%	$116,797	$28.77	$36.00
2nd Quarter 2017 (1)	4	13,135	0.42%	493,827	37.60	40.60	1	8,887	1.98%	323,122	36.36	35.27
3rd Quarter 2017	5	14,637	0.46%	631,848	43.17	44.21	2	19,124	4.26%	708,073	37.03	35.60
4th Quarter 2017	7	44,285	1.40%	1,952,873	44.10	47.87	2	6,935	1.55%	206,666	29.80	31.14

Total 2017	30	122,703	3.89%	$5,130,225	$41.81	$41.75	7	39,006	8.69%	$1,354,658	$34.73	$34.78

2018	56	288,738	9.15%	$10,066,778	$34.86	$36.53	3	22,538	5.02%	$926,265	$41.10	$36.00
2019	54	443,755	14.07%	13,612,382	30.68	31.25	6	31,879	7.10%	1,091,619	34.24	36.00
2020	44	341,154	10.82%	12,437,906	36.46	39.08	4	45,004	10.03%	1,756,073	39.02	35.65
2021	42	445,762	14.13%	14,434,381	32.38	33.17	5	104,296	23.24%	3,930,065	37.68	36.00
2022	37	164,856	5.23%	6,316,887	38.32	41.96	3	20,352	4.54%	661,803	32.52	36.00
2023	20	171,233	5.43%	5,759,976	33.64	35.33	2	42,334	9.44%	1,462,845	34.55	36.00
2024	17	233,708	7.41%	7,867,668	33.66	42.74	2	52,707	11.75%	1,813,269	34.40	36.00
2025	15	138,862	4.40%	4,960,423	35.72	37.44	1	1,729	0.39%	57,597	33.31	36.00
2026	17	282,400	8.95%	10,071,000	35.66	33.65	4	88,854	19.80%	2,979,288	33.53	35.96
Thereafter	24	521,241	16.52%	14,854,678	28.50	30.58	—	—	—%	—	—	—
	356	3,154,412	100.00%	$105,512,305	$33.45	$35.27	37	448,699	100.00%	$16,033,487	$35.73	$35.85

	(1) Includes month to month holdover tenants that expired prior to June 30, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of June 30, 2017. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	46	Second Quarter 2017

ANNUAL LEASE EXPIRATIONS Retail Leases Excluding Suburban Properties Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2017 (1)	4	4,191	1.35%	$374,558	$89.37	$351.03	3	12,860	4.12%	$672,233	$52.27	$109.47
2018	6	6,549	2.10%	571,226	87.22	105.56	2	27,932	8.94%	1,867,984	66.88	75.06
2019	1	800	0.26%	23,498	29.37	30.84	2	4,935	1.58%	57,222	11.60	12.17
2020	2	6,601	2.12%	845,428	128.08	349.13	3	25,424	8.14%	5,417,460	213.08	277.01
2021	1	108,148	34.72%	7,264,989	67.18	70	3	22,544	7.22%	4,310,158	191.19	241.42
2022	1	1,366	0.44%	223,932	163.93	299.00	2	50,808	16.26%	22,244,350	437.81	501.10
2023	1	6,476	2.08%	709,986	109.63	125.00	2	7,131	2.28%	1,474,305	206.75	350.00
2024	5	76,039	24.41%	16,556,667	217.74	224.4	1	7,793	2.49%	4,881,024	626.33	898.00
2025	3	33,944	10.90%	855,957	25.22	24.15	3	16,143	5.17%	1,130,022	70.00	70.43
2026	—	5,218	1.68%	2,903,424	556.42	537	2	62,332	19.95%	25,116,101	402.94	403.69
Thereafter	4	62,131	19.95%	3,355,601	54.01	85.62	5	74,521	23.85%	46,907,688	629.46	663.33
	28	311,463	100.00%	$33,685,266	$108.15	$126.13	28	312,423	100.00%	$114,078,548	$365.14	$405.65
Vacancy (5)		24,740				203.77		113,383				355.30
		336,203				$131.84		425,806				$392.25

Other Retail
2017 (1)	2	3,508	0.42%	$743,704	$212.00	$221.02	2	690	0.24%	$65,000	$94.20	$104.78
2018	8	62,051	7.34%	12,046,718	194.14	348.35	5	12,226	4.15%	1,826,861	149.42	160.96
2019	5	56,212	6.65%	5,008,077	89.09	223.00	2	7,400	2.51%	1,209,143	163.40	195.41
2020	8	26,155	3.10%	5,560,898	212.61	303.06	2	32,390	11.00%	1,430,262	44.16	52.96
2021	12	24,579	2.91%	2,792,707	113.62	149.75	—	—	—%	—	—	—
2022	14	130,693	15.47%	16,795,691	128.51	158.93	6	12,603	4.28%	1,708,028	135.53	175.49
2023	5	38,875	4.60%	5,264,149	135.41	146.93	3	13,051	4.44%	1,249,153	95.71	91.92
2024	7	28,143	3.33%	4,840,732	172.00	163.24	6	17,035	5.79%	1,578,933	92.69	100.38
2025	12	36,345	4.30%	13,039,073	358.76	393.19	—	—	—%	—	—	—
2026	7	30,437	3.60%	10,117,635	332.41	324.93	3	27,877	9.47%	4,623,574	165.86	184.78
Thereafter	41	408,009	48.28%	43,330,139	106.20	117.04	12	171,063	58.12%	29,148,995	170.40	175.51
	121	845,007	100.00%	$119,539,522	$141.47	$176.98	41	294,335	100.00%	$42,839,949	$145.55	$154.57
Vacancy (5)		24,324				217.69		24,249				51.55
		869,331				$178.12		318,584				$146.73

	(1) Includes month to month holdover tenants that expired prior to June 30, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of June 30, 2017. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	47	Second Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2017	Price ($'s) (1)
1998 - 2017 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	98.1	$78,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	88.7	65,600
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	32,000
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	27,300
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	66,700
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	93,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	34,100
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	90.3	192,000
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	N/A	105,600
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	126,500
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	97.7	483,500
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	57.9	265,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	92,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.9	60,900
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	1,000,000
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	67,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	98.0	255,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	69.7	225,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	98.8	231,500
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	105,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	803,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	115,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	91,200
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	90.2	210,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	72.8	182,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		69.7	578,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	99.0	285,000
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	97.0	3,679,530
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	N/A	73,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	520,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	183,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	1,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	N/A	1,575,000
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.6	181,600
May-10	600 Lexington Avenue - 55% JV	Fee Interest	Grand Central North	303,515	93.6	86.6	193,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	99.3	330,000
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	90.2	245,700
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	97.7	1,210,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	73.3	85,570
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	91.8	1,110,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	425,680
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	N/A	80,000
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	66.8	252,500
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	100.0	135,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	100.0	90,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	N/A	46,000
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	N/A	1,585,000
Jul-15	110 Greene Street - 90% JV	Fee Interest	Soho	223,600	84.0	72.9	255,000
Aug-15	30 East 40th Street - 60% JV	Leasehold Interest	Grand Central South	69,446	100.0	93.2	4,650
Aug-15	11 Madison Avenue	Fee Interest	Park Avenue South	2,314,000	71.6	98.0	2,285,000
Dec-15	600 Lexington Avenue - remaining 45%	Fee Interest	Grand Central North	303,515	95.5	86.6	284,000
				41,085,198			$21,699,130
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	48	Second Quarter 2017

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	31,500	177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	28,400	140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	60,000	177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	53,000	135
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	13,250	326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	233,900	256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	90,700	233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	14,500	208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	126,500	189
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	53,100	210
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	66,000	198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	58,500	229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	35,000	172
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	318,500	349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	70,000	167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	60,500	545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	97,500	510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	240,000	522
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	550,000	602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	61,500	407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	111,500	616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	200,000	749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	140,000	749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	335,000	659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	157,000	604
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	160,000	472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	310,000	463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	274,000	539
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	123,150	422
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	161,000	448
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	220,250	638
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	145,000	344
Sep-15	120 West 45th Street	Fee Interest	Midtown	440,000	365,000	830
Sep-15	315 West 36th Street	Fee Interest	Times Square South	148,000	115,000	777
				16,178,723	$6,959,650	$430

2016 Sales
Jun-16	388 & 390 Greenwich Street	Fee Interest	Downtown	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue (7)	Fee Interest	Park Avenue South	2,314,000	2,600,000	1,124
				4,949,000	$4,600,000	$929
(1) Company sold a 45% JV interest in the property at an implied $126.5 million gross asset valuation.
(2) Company sold a 75% JV interest in the property at an implied $318.5 million gross asset valuation.
(3) Company sold a 50% JV interest in the property at an implied $240.0 million gross asset valuation.
(4) Company sold a 85% JV interest in the property at an implied $335.0 million gross asset valuation.
(5) Company sold a 15% JV interest in the property at an implied $274.0 million gross asset valuation.
(6) Company sold a 45% JV interest in the property at an implied $1.28 billion gross asset valuation.
(7) Company sold a 40% JV interest in the property at an implied $2.6 billion gross asset valuation, inclusive of the cost associated with lease stipulated improvements to the property.

Supplemental Information	49	Second Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2017	Price ($'s) (1)
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	31,600
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	83.8	490,750
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	83.8	570,190
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	71.2	210,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	92.1	38,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	N/A	56,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	95.2	107,500
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	N/A	6,700
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	N/A	111,500
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	95.2	96,200
				6,198,100			$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	230,000	343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	20,767	143
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	481,100	343
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	13,500	104
Aug-15	The Meadows	Fee Interest	Rutherford, New Jersey	582,100	121,100	208
Dec-15	140 Grand Street	Fee Interest	White Plains, New York	130,100	22,400	172
Dec-15	150 Grand Street	Fee Interest	White Plains, New York	85,000	9,600	113
				3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	Fee Interest	White Plains, New York	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	41,000	337
				187,141	$62,000	$331
2017 Sales
Apr-17	520 White Plains Road	Fee Interest	Tarrytown, New York	180,000	$21,000	$117
				180,000	$21,000	$117

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	50	Second Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2017	Price ($'s) (1)
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	17,500
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	13,250
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	4,400
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Lower Manhattan	62,006	100.0	N/A	19,750
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	30,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	100.0	251,900
Aug-07	180 Broadway - 50% JV	Fee Interest	Lower Manahattan	24,300	85.2	N/A	13,600
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	225,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	317,000
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	78.0	29,364
Feb-08	182 Broadway - 50% JV	Fee Interest	Lower Manhattan	46,280	83.8	N/A	30,000
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	18,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	10,800
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	N/A	4,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	N/A	247,500
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	N/A	352,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	78,300
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	91.0	500,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	136,550
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	66,250
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	90.4	193,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	92.1	223,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest	—	4,473,603	76.3	N/A	880,104
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	163,500	—	N/A	31,160
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	100.0	83,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	88.5	—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	75,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	18,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	89.6	122,300
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	N/A	54,900
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	—	—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	96.3	386,775
Nov-13	562, 570 & 574 Fifth Avenue	Fee Interest	Plaza District	66,962	74.6	N/A	146,222
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	41,149
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	52,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	282,415
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	27,400
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	145,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	—	32,250
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	72,500
Nov-14	55 West 46th Street - Tower 46	Fee Interest	Midtown	347,000	—	50.1	295,000
Feb-15	Stonehenge Portfolio	Fee Interest	—	2,589,184	96.5	94.2	40,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	6,799
Jun-15	Upper East Side Residential - 90%	Fee Interest	Upper East Side Residential	27,000	96.4	39.3	50,074
Aug-15	187 Broadway & 5-7 Dey Street	Fee Interest	Lower Manhattan	73,600	90.5	—	63,690
				12,164,472			$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Fee Interest	Lower Manhattan	9,100	58.3	—	$28,500
Apr-16	605 West 42nd Street - Sky - 20%	Fee Interest	Midtown West	927,358	—	76.3	759,046
				936,458			$787,546
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	51	Second Quarter 2017

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	85,000	417
Apr-12	379 West Broadway	Leasehold Interest	Lower Manhattan	62,006	48,500	782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	617,584	5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	143,600	670
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	66,994	222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	45,400	411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	756,000	207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	68,700	5,023
Sep-14	180-182 Broadway	Fee Interest	Lower Manhattan	156,086	222,500	1,425
Nov-14	2 Herald Square	Fee Interest	Herald Square/Penn Station	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Fee Interest	Financial East	1,090,000	470,000	431
Dec-15	570 & 574 Fifth Avenue	Fee Interest	Plaza District	24,327	125,400	5,155
				6,814,679	$3,800,610	$558
2016 Sales
Feb-16	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	$55,000	$826
Feb-16	885 Third Avenue	Fee Interest	Midtown / Plaza District	607,000	453,000	746
May-16	33 Beekman Street	Fee Interest	Downtown	163,500	196,000	1,199
Oct-16	400 East 57th Street (5)	Fee Interest	Upper East Side	290,482	170,000	585
				1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street (6)	Fee Interest	Soho	9,200	$43,500	$4,728
				9,200	$43,500	$4,728

(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.
(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.
(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.
(4) The joint venture sold a 29% condominium interest in the property.
(5) Company sold a 49% JV interest in the property at an implied $170.0 million gross asset valuation.
(6) Company sold a 90% JV interest in the property.

Supplemental Information	52	Second Quarter 2017

EXECUTIVE AND SENIOR MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Executive Vice President, Property
Management and Construction
Marc Holliday
Chief Executive Officer	Neil H. Kessner
Executive Vice President, General
Andrew Mathias	Counsel - Real Property
President
David M. Schonbraun
Matthew J. DiLiberto	Co-Chief Investment Officer
Chief Financial Officer
Isaac Zion
Andrew S. Levine	Co-Chief Investment Officer
Chief Legal Officer
Maggie Hui
Steven M. Durels	Chief Accounting Officer
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	53	Second Quarter 2017

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

EBITDA is a non-GAAP financial measure that is calculated as Operating income before transaction related costs and gains/losses on early extinguishment of debt. Adjusted EBITDA adds income taxes, loan loss reserves and our share of joint venture depreciation and amortization to EBITDA.
The Company presents EBITDA, because the Company believes that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) is calculated by adding income taxes, loan loss reserves and the Company’s share of joint venture depreciation and amortization to EBITDA.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income (determined in accordance with GAAP). These measures provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these measures internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.

Debt to Market Capitalization Ratio
Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity divided by consolidated debt.
The Company presents the ratio of debt to market capitalization as a measure of the Company’s leverage position relative to the Company’s estimated market value. The Company believes this ratio may provide investors with another measure of the Company’s current leverage position. The debt to market capitalization ratio should be used as one measure of the Company’s leverage position, and this measure is commonly used in the REIT sector; however, such measure may not be comparable to those used by other REITs that do not compute such measure in the same manner. The debt to market capitalization ratio does not represent the Company’s borrowing capacity and should not be considered an alternative measure to the Company’s current lending arrangements.

Supplemental Information	54	Second Quarter 2017

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Coverage Ratios
The Company presents fixed charge and interest coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and ground rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

Net income attributable to SL Green common stockholders	$8,222	$133,457	$19,573	$156,678
Add:
Depreciation and amortization	133,054	425,042	227,188	604,350
Joint venture depreciation and noncontrolling interest adjustments	25,086	8,328	49,419	18,842
Net income attributable to noncontrolling interests	1,205	9,021	(15,810)	11,917
Less:
(Loss) gain on sale of real estate and discontinued operations, net	(3,823)	196,580	(3,256)	210,353
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	13,089	33,448	15,136	43,363
Depreciable real estate reserve	(29,064)	(10,387)	(85,336)	(10,387)
Depreciation on non-rental real estate assets	564	500	1,080	996
FFO attributable to SL Green common stockholders and noncontrolling interests	$186,801	$355,707	$352,746	$547,462

Supplemental Information	55	Second Quarter 2017

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Operating income and Same-store NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

Net income	$16,015	$149,095	$16,939	$181,598
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(13,089)	(33,448)	(15,136)	(43,363)
Loss (gain) on sale of real estate, net	3,823	(196,580)	3,256	(210,353)
Depreciable real estate reserves	29,064	10,387	85,336	10,387
Loss on sale of marketable securities	—	83	(3,262)	83
Depreciation and amortization	133,054	425,042	227,188	604,350
Interest expense, net of interest income	64,856	89,089	130,478	183,761
Amortization of deferred financing costs	3,432	7,433	8,193	15,365
Operating income	237,155	451,101	452,992	741,828

Equity in net (income) from unconsolidated joint ventures	(3,412)	(5,841)	(10,026)	(15,937)
Marketing, general and administrative expense	24,256	24,484	48,399	48,516
Transaction related costs, net	46	2,115	179	3,394
Investment income	(60,622)	(44,214)	(100,921)	(98,951)
Non-building revenue	(1,548)	1,006	(8,118)	(3,432)
Net operating income (NOI)	195,875	428,651	382,505	675,418

Equity in net income from unconsolidated joint ventures	3,412	5,841	10,026	15,937
SLG share of unconsolidated JV depreciation and amortization	31,286	14,910	62,501	29,813
SLG share of unconsolidated JV interest expense, net of interest income	22,876	17,391	43,969	34,650
SLG share of unconsolidated JV amortization of deferred financing costs	2,314	2,136	4,935	3,432
SLG share of unconsolidated JV transaction related costs	56	—	110	—
SLG share of unconsolidated JV investment income	(3,916)	(4,108)	(8,746)	(10,007)
SLG share of unconsolidated JV non-building revenue	(1,158)	188	(2,108)	277
NOI including SLG share of unconsolidated JVs	250,745	465,009	493,192	749,520

NOI from other properties/affiliates	(38,265)	(251,621)	(72,783)	(334,694)
Same-Store NOI	212,480	213,388	420,409	414,826

Ground lease straight-line adjustment	524	608	1,048	1,216

Straight-line and free rent	(10,780)	(8,954)	(21,995)	(16,868)
Rental income - FAS 141	(4,471)	(3,740)	(9,240)	(7,434)
Joint Venture straight-line and free rent	(2,436)	(4,960)	(5,043)	(8,895)
Joint Venture rental income - FAS 141	(409)	(440)	(888)	(883)
Same-store cash NOI	$194,908	$195,902	$384,291	$381,962

Supplemental Information	56	Second Quarter 2017

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Nicholas Yulico	(212) 713-3402	nick.yulico@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	57	Second Quarter 2017